SECURITY
FUNDS

PROSPECTUS

NOVEMBER 1, 1995

-  Security Income Fund

   -  Corporate Bond
      Series

   -  Limited Maturity
      Bond Series

   -  U.S. Government
      Series

   -  Global Aggressive
      Bond Series

-  Security Tax-
   Exempt Fund

-  Security Cash
   Fund

-  Application

[SDI LOGO]

SECURITY FUNDS
PROSPECTUS

                                   PROSPECTUS
                                November 1, 1995

SECURITY INCOME FUND

  *Corporate Bond Series
  *Limited Maturity Bond Series
  *U.S. Government Series
  *Global Aggressive Bond Series

SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES, 700 S.W. HARRISON, TOPEKA, KANSAS 66636-0001

    Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund are diversified, open-end management investment companies, each of which represents a different investment objective.

    Security Income Fund consists of four diversified series, each of which has its own identified assets, net asset values and investment objective. The investment objective of the CORPORATE BOND SERIES ("Corporate Bond Fund") is conservation of principal while generating interest income by investing primarily in a diversified portfolio of upper medium to high-grade corporate debt securities. The investment objective of the LIMITED MATURITY BOND SERIES ("Limited Maturity Bond Fund") is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short-and intermediate-term debt securities. The investment objective of the U.S. GOVERNMENT SERIES ("U.S. Government Fund") is to provide a high level of interest income with security of principal by investing primarily in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities. The investment objective of the GLOBAL AGGRESSIVE BOND SERIES ("Global Aggressive Bond Fund") is to seek high current income with capital appreciation as a secondary objective through investment in a combination of foreign and domestic high-yield, lower rated debt securities. THE FUND INVESTS PRIMARILY (AND MAY INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED AND UNRATED FOREIGN DEBT SECURITIES WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF U.S. CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF A LOSS OF PRINCIPAL AND INTEREST, INCLUDING THE RISK OF DEFAULT, AND THEREFORE SHOULD BE CONSIDERED SPECULATIVE. SEE "INVESTMENT METHODS AND RISK FACTORS" ON PAGE 15. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTING IN THE FUND.

    The investment objective of SECURITY TAX-EXEMPT FUND ("Tax-Exempt Fund") is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital by investing primarily in debt securities which are exempt from federal income tax. Except at times when the Fund is invested defensively, at least 80 percent of its total assets will be invested in securities exempt from federal income taxes, including alternative minimum tax.

    The investment objective of SECURITY CASH FUND ("Cash Fund") is to earn as high a level of current income as is consistent with preservation of capital and liquidity through investments in money market instruments with maturities of not longer than thirteen months. AN INVESTMENT IN CASH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT CASH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. A Statement of Additional Information about the Funds, dated November 1, 1995, which is incorporated by reference in this Prospectus, has been filed with the Securities and Exchange Commission. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
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SECURITY FUNDS
CONTENTS

                                                                            Page
Transaction and Operating Expense Table ..................................     1
Financial Highlights .....................................................     2
Investment Objectives and Policies of the Funds ..........................     4
    Security Income Fund .................................................     4
      Corporate Bond Fund ................................................     4
      Limited Maturity Bond Fund .........................................     5
      U.S. Government Fund ...............................................     6
      Global Aggressive Bond Fund ........................................     8
    Security Tax-Exempt Fund .............................................    12
    Security Cash Fund ...................................................    13
Investment Methods and Risk Factors ......................................    15
Management of the Funds ..................................................    23
    Portfolio Management .................................................    24
How to Purchase Shares ...................................................    25
    Corporate Bond, Limited Maturity Bond, U.S. Government, Global
      Aggressive Bond and Tax-Exempt Funds ...............................    25
    Alternative Purchase Options .........................................    26
    Class A Shares .......................................................    26
    Security Income Fund's Class A Distribution Plan .....................    27
    Class B Shares .......................................................    28
    Class B Distribution Plan ............................................    28
    Calculation and Waiver of Contingent Deferred Sales Charges ..........    29
    Arrangements with Broker-Dealers and Others ..........................    29
    Cash Fund ............................................................    30
Purchases at Net Asset Value .............................................    31
Trading Practices and Brokerage ..........................................    31
How to Redeem Shares .....................................................    32
    Telephone Redemptions ................................................    33
Dividends and Taxes ......................................................    33
Determination of Net Asset Value .........................................    35
Performance ..............................................................    36
Stockholder Services .....................................................    37
    Accumulation Plan ....................................................    37
    Systematic Withdrawal Program ........................................    37
    Exchange Privilege ...................................................    38
    Exchange by Telephone ................................................    38
    Retirement Plans .....................................................    39
General Information ......................................................    39
    Organization .........................................................    39
    Stockholder Inquiries ................................................    39
Appendix A ...............................................................    40
Appendix B ...............................................................    42
Appendix C ...............................................................    44
Security Cash Fund Application ...........................................    45

SECURITY FUNDS
PROSPECTUS

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES                                               CORPORATE BOND, LIMITED MATURITY BOND,
--------------------------------                                               U.S. GOVERNMENT, GLOBAL AGGRESSIVE BOND
                                                                               AND TAX-EXEMPT FUNDS                       CASH FUND
                                                                               --------------------                       ---------
                                                                                     CLASS A        CLASS B(1)
                                                                                     -------        ----------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)           4.75%         None                    None
Maximum Sales Load Imposed on Reinvested Dividends                                    None          None                    None
Deferred Sales Load (as a percentage of original purchase price
  or redemption proceeds, whichever is lower)                                         None(2)       5% during the first     None
                                                                                                    year, decreasing to
                                                                                                    decreasing to 0% in
                                                                                                    the sixth and following
                                                                                                    years

                                    CORPORATE BOND    LIMITED MATURITY  U.S. GOVERNMENT   GLOBAL AGGRESSIVE    TAX-EXEMPT      CASH
                                         FUND            BOND FUND           FUND             BOND FUND           FUND         FUND
ANNUAL FUND OPERATING EXPENSES      CLASS A  CLASS B  CLASS A  CLASS B  CLASS A  CLASS B  CLASS A  CLASS B  CLASS A  CLASS B
                                    -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Management Fees                      0.50%    0.50%    0.50%    0.50%    0.50%    0.50%    0.75%    0.75%    0.50%    0.50%    0.50%
12b-1 Fees(3)                        0.25%    1.00%    0.25%    1.00%    0.25%    1.00%    0.25%    1.00%    None     1.00%    None
Other Expenses (after expense
  reimbursements)(4)                 0.26%    0.35%    0.35%    0.35%    0.35%    0.35%    1.00%    1.00%    0.32%    0.50%    0.46%
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Total Fund Operating Expenses (5)    1.01%    1.85%    1.10%    1.85%    1.10%    1.85%    2.00%    2.75%    0.82%    2.00%    0.96%
                                     ====     ====     ====     ====     ====     ====     ====     ====     ====     ====     ====

EXAMPLE
 You would pay the following  1 Year $ 57     $ 69     $ 58     $ 69     $ 58     $ 66     $ 67     $ 78     $ 55     $ 70     $ 10
 expenses on a $1,000 invest- 3 Years  78       88       81       88       81       86      107      115       72       93       31
 ment, assuming (1) 5 percent 5 Years 101      120      105      120      105      120                         91      128       53
 annual return and           10 Years 166      217      175      217      175      217                        144      233      118
 (2) redemption at the end
 of each time period(6)

EXAMPLE

 You would pay the following  1 Year $ 57     $ 19     $ 58     $ 19     $ 58     $ 19     $ 67     $ 28     $ 55     $ 20     $ 10
 expenses on a $1,000 invest- 3 Years  78       58       81       58       81       58      107       85       72       63       31
 ment, assuming (1) 5 percent 5 Years 101      100      105      100      105      100                         91      108       53
 annual return and           10 Years 166      217      175      217      175      217                        144      233      118
 (2) no redemption

(1) Class B shares convert tax-free to Class A shares automatically after eight years.

(2) Purchases of Class A Shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 26.

(3) Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

(4) The amount of "Other Expenses" of each of the Limited Maturity Bond and Global Aggressive Bond Funds is based on estimated amounts for the fiscal year ending December 31, 1995.

(5) During the year ended December 31, 1994, the Investment Manager reimbursed certain expenses of the Corporate Bond, U.S. Government and Tax-Exempt Funds; absent such reimbursement, "Total Fund Operating Expenses" would have been 2.00% for the Class B shares of Corporate Bond Fund, 1.20% and 2.91% for the Class A and B shares, respectively, of U.S. Government Fund, and 2.32% for the Class B shares of Tax-Exempt Fund.

(6) This example does not reflect deduction of the contingent deferred sales charge from Class A shares which is imposed upon redemption of Class A shares purchased in amounts of $1,000,000 or more.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

    The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, Tax-Exempt or Cash Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 23. Information on the Funds' 12b-1 Plans may be found under the headings "Security Income Fund's Class A Distribution Plan" on page 27 and "Class B Distribution Plan" on page 28. See "How to Purchase Shares," page 25, for more information concerning the sales load. Also, see Appendix C for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A Shares.

SECURITY FUNDS
FINANCIAL HIGHLIGHTS

  The following financial highlights for each of the years in the period ended December 31, 1994, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1994, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the December 31, 1994 Annual Report which is incorporated by reference in this prospectus. The Funds' Annual Report also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the years in the period ended December 31, 1989, is not covered by the report of Ernst & Young LLP. The financial highlights information, including total returns, for Limited Maturity Bond Fund, for the period January 17, 1995 (date of inception) to June 30, 1995, and for Global Aggressive Bond Fund for the period of June 1, 1995 (date of inception) to September 30, 1995, has been derived from the unaudited financial statements of the Funds.

                                                                                                                   Ratio of
            Net                       Total                                                                          net
           asset          Net gains   from  Divideds Distribu-                Net                        Ratio of   income
           value    Net  (losses) on invest-(from net  tions                 asset            Net assets expenses     to
Fiscal    beginn- invest-securities   ment   invest-  (from  Return   Total  value             end of       to     average Portfolio
 year     ing of   ment  (realized & opera- ment in-  capital  of    distri- end of   Total    period    average     net   turnover
 end      period  income unrealized)  tions   come)   gains) capital butions period return(a)(thousands)net assets  assets   rate
------------------------------------------------------------------------------------------------------------------------------------
                                                    CORPORATE BOND FUND (CLASS A)
1985      $ 7.80  $  .91  $  .64     $ 1.55  $(.95)    $---   $---   $ (.95) $ 8.40   21.5%    $38,212     1.01%   11.36%     79%
1986        8.40     .82     .05        .87   (.95)     ---    ---     (.95)   8.32   11.0%     49,025     1.04%   10.09%     77%
1987        8.32     .79    (.48)       .31   (.85)     ---    ---     (.85)   7.78    4.0%     44,093     1.00%    9.73%    127%
1988        7.78     .77   (.292)      .478  (.778)     ---    ---    (.778)   7.48    6.5%     52,296     1.02%   10.04%     83%
1989        7.48     .74   (.031)      .709  (.739)     ---    ---    (.739)   7.45    9.9%     56,184     1.04%    9.83%     57%
1990        7.45     .69   (.232)      .458  (.688)     ---    ---    (.688)   7.22    6.6%     65,962     1.10%    9.42%     87%
1991        7.22     .65    .458      1.108  (.648)     ---    ---    (.648)   7.68   16.1%     85,824     1.03%    8.75%     32%
1992        7.68     .61    .044       .654  (.614)     ---    ---    (.614)   7.72    9.0%    104,492     1.01%    7.97%     61%
1993        7.72     .52    .521      1.041  (.527)   (.424)   ---    (.951)   7.81   13.4%    118,433     1.02%    6.46%    157%
1994(f)     7.81     .49  (1.127)     (.637) (.493)     ---    ---    (.493)   6.68   (8.3%)    90,593     1.01%    6.91%    204%

                                                    CORPORATE BOND FUND(CLASS B)
1993(b)   $ 8.59  $ 0.11  $(.324)    $(.214)$(.112)  $(.424)  $---   $(.536) $ 7.84   (2.5%)   $ 1,022     1.88%*   5.16%*   164%*
1994(f)(e)  7.84    0.43  (1.129)     (.699) (.431)     ---    ---    (.431)   6.71   (9.0%)     3,878     1.85%    6.08%    204%

                                                LIMITED MATURITY BOND FUND (CLASS A)
a1995     $10.00  $ 0.29  $ .578     $ .868  $(.278)   $---   $---   $(.278) $10.59    8.8%    $ 3,062     0.53%*   6.24%*     4%*

                                                LIMITED MATURITY BOND FUND (CLASS B)
1995      $10.00  $ 0.25  $ .576     $ .826  $(.246)   $---   $---   $(.246) $10.58    8.3%    $   691     1.33%*   5.52%*     4%*

                                                   U.S. GOVERNMENT FUND (CLASS A)
1985(c)(e) $5.00    $.22    $.22       $.44  $(.12)  $  --- $  ---    $(.12)  $5.32    8.8%    $ 1,219     0.16%*  11.31%*     3%*
1986(e)     5.32     .47     ---        .47   (.50)     ---    ---     (.50)   5.29    9.1%      2,716     1.00%    9.23%     48%
1987(e)     5.29     .45   (.265)      .185  (.475)     ---    ---    (.475)   5.00    3.7%      4,467     1.00%    8.78%    166%
1988(e)     5.00     .48    (.18)       .30   (.49)     ---    ---     (.49)   4.81    6.2%      4,229     1.00%    9.83%    107%
1989(e)     4.81     .46    .078       .538  (.458)     ---    ---    (.458)   4.89   11.8%      4,551     1.11%    9.46%     52%
1990(e)     4.89     .42    .032       .452  (.412)     ---    ---    (.412)   4.93    9.8%      6,017     1.11%    8.60%     22%
1991(e)     4.93     .40    .248       .648  (.404)     ---  (.004)   (.408)   5.17   13.8%      7,319     1.11%    7.94%     41%
1992(e)     5.17     .37   (.126)      .244  (.366)     ---  (.008)   (.374)   5.04    5.0%      9,364     1.11%    7.22%    157%
1993(e)     5.04     .31    .273       .583  (.310)   (.344)   ---    (.654)   4.97   10.9%     10,098     1.10%    5.90%    153%
1994(e)(f)  4.97     .30   (.621)     (.321) (.299)     ---    ---    (.299)   4.35   (6.5%)     8,309     1.10%    6.47%    220%

                                                   U.S. GOVERNMENT FUND (CLASS B)
1993(b)(e) $5.51   $ .04  $(.193)    $(.153)$(.043)  $(.344)$  ---   $(.387)  $4.97   (1.4%)      $140     1.61%*   5.54%*   114%*
1994(e)(f)  4.97     .26   (.624)     (.364) (.256)     ---    ---    (.256)   4.35   (7.4%)       321     1.85%    5.76%    220%

                                               GLOBAL AGGRESSIVE BOND FUND (CLASS A)
1995(g)    10.00     .367  (.024)      .343   .323     $---   $---     .323   10.02    3.4%      2,356     2.00%*  11.39%*    58%*

                                               GLOBAL AGGRESSIVE BOND FUND (CLASS B)
1995(g)    10.00     .343  (.024)      .319   .299     $---   $---     .299   10.02    3.2%      1,159     2.75%*  10.89%*    58%*

                                                      SEE ACCOMPANYING NOTES.

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                   Ratio of
            Net                       Total                                                                          net
           asset          Net gains   from  Divideds Distribu-                Net                        Ratio of   income
           value    Net  (losses) on invest-(from net  tions                 asset            Net assets expenses     to
Fiscal    beginn- invest-securities   ment   invest-  (from  Return   Total  value             end of       to     average Portfolio
 year     ing of   ment  (realized & opera- ment in-  capital  of    distri- end of   Total    period    average     net   turnover
 end      period  income unrealized)  tions   come)   gains) capital butions period return(a)(thousands)net assets  assets   rate
------------------------------------------------------------------------------------------------------------------------------------
                                                     TAX-EXEMPT FUND (CLASS A)
1985(e)   $ 9.83  $  .77  $ (.33)    $  .44  $(.80)    $---   $---   $ (.80) $ 9.47    5.1%    $ 4,767     1.00%    9.74%     80%
1986(e)     9.47     .85     .55       1.40   (.87)     ---    ---     (.87)  10.00   15.6%      8,901     1.00%    8.83%     35%
1987(e)    10.00     .82     .78       1.60   (.82)    (.02)   ---     (.84)  10.76   15.5%     16,297     1.00%    7.79%     23%
1988(e)    10.76     .76   (.656)      .104  (.774)    (.12)   ---    (.894)   9.97    1.3%     17,814     1.00%    7.60%     83%
1989        9.97     .73   (.257)      .473  (.723)     ---    ---    (.723)   9.72    4.9%     19,898      .98%    7.47%     33%
1989(d)     9.72     .61   (.106)      .504  (.624)     ---    ---    (.624)   9.60    4.1%     20,426      .97%*   6.97%*    75%*
1990        9.60     .64   (.072)      .568  (.638)     ---    ---    (.638)   9.53    6.2%     20,566      .96%    6.75%     74%
1991        9.53     .63    .446      1.076  (.636)     ---    ---    (.636)   9.97   11.7%     23,218      .89%    6.55%     38%
1992        9.97     .61    .092       .702  (.612)     ---    ---    (.612)  10.06    7.3%     28,608      .84%    6.07%     91%
1993       10.06     .51    .702      1.212  (.514)   (.388)   ---    (.902)  10.37   11.6%     32,115      .82%    4.92%    118%
1994(d)    10.37     .47  (1.317)     (.847) (.473)     ---    ---    (.473)   9.05   (8.3%)    24,092      .82%    4.74%     88%

                                                     TAX-EXEMPT FUND (CLASS B)
1993(b)   $10.88  $  .10  $(.128)    $(.028) $(.094)  $(.388) $---   $(.482) $10.37    (.2%)   $   106     2.89%*   2.71%*    90%*
1994(e)    10.37     .35  (1.321)     (.971) (.349)     ---    ---    (.349)   9.05   (9.5%)       760     2.00%    3.50%     88%

                                                             CASH FUND
1985(e)   $ 1.00  $ .094    $---     $ .094  $(.094)   $---   $---   $(.094) $ 1.00    9.8%    $54,770     1.00%    9.43%    ---
1986(e)     1.00    .073     ---       .073  (.073)     ---    ---    (.073)   1.00    7.5%     47,292     1.00%    7.26%    ---
1987(e)     1.00    .057     ---       .057  (.057)     ---    ---    (.057)   1.00    5.8%     37,773     1.00%    5.68%    ---
1988(e)     1.00    .061     ---       .061  (.061)     ---    ---    (.061)   1.00    6.3%     43,038     1.00%    6.10%    ---
1989(e)     1.00    .070     ---       .070  (.070)     ---    ---    (.070)   1.00    7.3%     46,625     1.00%    7.09%    ---
1989(d)(e)  1.00    .069     ---       .069  (.069)     ---    ---    (.069)   1.00    7.1%     54,388     1.00%*   8.26%*   ---
1990(e)     1.00    .073     ---       .073  (.073)     ---    ---    (.073)   1.00    7.6%     65,018     1.00%    7.31%    ---
1991        1.00    .051     ---       .051  (.051)     ---    ---    (.051)   1.00    5.2%     48,843      .96%    5.21%    ---
1992(e)     1.00    .028     ---       .028  (.028)     ---    ---    (.028)   1.00    2.8%     56,694     1.00%    2.75%    ---
1993(e)     1.00    .023     ---       .023  (.023)     ---    ---    (.023)   1.00    2.4%     71,870     1.00%    2.28%    ---
1994        1.00    .033     ---       .033  (.033)     ---    ---    (.033)   1.00    3.4%     58,102      .96%    3.24%    ---

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) U.S. Government Fund became effective on August 15, 1985. Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding of 158,269 during the period August 15, 1985 through December 31, 1985.

(d) Effective December 31, 1989, the fiscal year ends of Tax-Exempt and Cash Funds were changed from January 31 and February 28, respectively, to December 31. The information presented in the table above for the fiscal year ended December 31 represents 11 months of performance for Tax-Exempt Fund and 10 months of performance for Cash Fund. The data for years 1985 through 1989, are for the fiscal year ended January 31 for Tax-Exempt Fund and for the fiscal year ended February 28 for Cash Fund.

(e) Fund expenses were reduced by the Investment Manager during the fiscal year, and expense ratios would have been higher absent such reimbursement. The ratio of expenses to average net assets, absent expense reimbursement by the Investment Manager, would have been as follows for Corporate Bond, U.S. Government, Tax-Exempt and Cash Funds:

                                1985    1986    1987    1988    1989       1990    1991    1992    1993    1994
    Corporate Bond  Class A     N/A     N/A     N/A     N/A     N/A        N/A     N/A     N/A     N/A     N/A
                    Class B     N/A     N/A     N/A     N/A     N/A        N/A     N/A     N/A     N/A     2.00%
    U.S. Government Class A     0.91%   1.60%   1.80%   1.31%   1.37%      1.34%   1.24%   1.20%   1.20%   1.20%
                    Class B     N/A     N/A     N/A     N/A     N/A        N/A     N/A     N/A     1.75%   2.91%
    Tax-Exempt      Class A     3.23%   1.62%   1.16%   1.03%   N/A        N/A     N/A     N/A     N/A     N/A
                    Class B     N/A     N/A     N/A     N/A     N/A        N/A     N/A     N/A     N/A     2.32%
    Cash                        1.10%   1.17%   1.07%   1.04%   1.13%**    1.01%   N/A     1.03%   1.03%   N/A
                                                                1.03%***

(f) Portfolio turnover rates increased in 1994 because, as interest rates increased, the Fund shifted from investing in lower coupon bonds to bonds with higher coupons.

(g) For the period  June 1, 1995 (date of  inception)  to  September  30,  1995,
    percentage  amounts  for  the  period,   except  total  return,   have  been
    annualized.

*Percentage amounts for period, except total return, have been annualized. ** This information represents the expense ratio absent reimbursements for the period February 1, 1989 through December 31, 1989.
*** This information represents the expense ratio absent reimbursements for the fiscal year ended February 28, 1989.

SECURITY FUNDS
PROSPECTUS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

    Security Income, Tax-Exempt and Cash Funds are diversified open-end management investment companies, which were organized as Kansas corporations on September 9, 1970, July 14, 1981, and March 21, 1980, respectively. Each of the Corporate Bond Series ("Corporate Bond Fund"), Limited Maturity Bond Series ("Limited Maturity Bond Fund"), U.S. Government Series ("U.S. Government Fund") and Global Aggressive Bond Series ("Global Aggressive Bond Fund") of Security Income Fund, and Security Tax-Exempt ("Tax-Exempt Fund") and Cash Funds ("Cash Fund") (collectively,"the Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, the investment objective and policies of each Fund may be changed by the Board of Directors of the Funds without the approval of stockholders. However, stockholders will be given 30 days written notice of any such change. If a change in investment objective is made, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

    Each of the Funds is also subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (for each of Cash and Global Aggressive Bond Funds, this limitation applies only with respect to 75 percent of the value of its total assets), purchase more than 10 percent of the outstanding voting securities of any one issuer or invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Funds' Statement of Additional Information.

    Each of the Funds may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Funds may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

SECURITY INCOME FUND
--------------------

    Security Income Fund ("Income Fund") consists of four diversified series, each of which represents a different investment objective and has its own identified assets and net asset values. The investment objective of each series is described below.

CORPORATE BOND FUND

    The investment objective of Corporate Bond Fund is to preserve capital while generating interest income. The Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of upper medium to high-grade debt securities, primarily those issued by U.S. and Canadian corporations. In addition, the Fund may invest in securities which are obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

    Other than securities issued by Canadian corporations, the Fund will not invest in securities of foreign corporations. The Fund will not invest in securities issued by foreign governments except that it reserves the right to purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, in an amount which is less than 25 percent of the portfolio (exclusive of U.S. Government and government agency issues) at time of purchase. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

--------------------------------------------------------------------------------
    NO DEALER, SALESPERSON, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS

    At least 90  percent  of the  Corporate  Bond  Fund's  portfolio  at time of purchase will consist of U.S. Government and government agency or instrumentality issues; U.S. or Canadian corporations' debt securities which have a rating at the time of purchase of A or higher as determined by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P"); and subject to the 25 percent limitation above, securities which are obligations of (or guaranteed by) the Dominion of Canada or provinces thereof. Included in such 90 percent may be convertible bonds or bonds with warrants attached which may be purchased by the Fund if such bond issues are rated A or higher at the time of purchase. Moody's Bond Record indicates that bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Standard & Poor's Bond Guide states that A rated bonds have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions. (See Appendix A to the Prospectus for a description of corporate bond ratings.) Corporate Bond Fund may invest up to 10 percent of its assets in fixed income securities rated Baa by Moody's or BBB by S&P's at the time of purchase. Such securities may have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 10 to 25 years under normal circumstances.

LIMITED MATURITY BOND FUND

    The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including those (i) issued by U.S. and Canadian corporations, (ii) issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds, (iii) issued or guaranteed by, the Dominion of Canada or provinces thereof, (iv) higher yielding, high risk debt securities (commonly referred to as "junk bonds"), (v) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"), (vi) mortgage backed securities ("MBSs") and (vii) asset-backed securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 5 to 7 years; however, the dollar weighted average maturity of the Fund's portfolio will not exceed 10 years.

    Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics as described under "Investment Methods and Risk Factors""Baa or BBB Securities."

    The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will not hold more than 25 percent of its

SECURITY FUNDS
PROSPECTUS

net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P, and such securities are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

    Other than Yankee CDs and securities issued by Canadian corporations, the Fund will not invest in securities of foreign corporations. The Fund will not invest in securities issued by foreign governments except that it reserves the right to purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, in an amount which is less than 25 percent of the portfolio (exclusive of U.S. Government and government agency issues) at the time of purchase. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

    The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. For a discussion of the risks associated with foreign securities, see "Investment Methods and Risk Factors."

    The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" "U.S. Government Securities."

    The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, as the market values of these obligations will generally be more volatile than the market values of most MBSs. MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities. The Fund will hold less than 25 percent of its net assets in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

    The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

    Limited Maturity Bond Fund may purchase securities on a "when issued" or " delayed delivery" basis in excess of customary settlement periods for the type of security involved. See "Investment Methods and Risk Factors."

    From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

    The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Under normal circumstances, the Fund will invest at least 80 percent of the value of its total assets in U.S. Government securities. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Practices" "U.S. Government Securities."

    From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association ("GNMA") certificates, or "Ginnie Maes," which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. These loans, issued by lenders such as

SECURITY FUNDS
PROSPECTUS

mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans' Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Ginnie Mae certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments generally will be used to purchase additional Ginnie Mae certificates or other U.S. Government securities. Although the Fund invests in securities guaranteed by GNMA and backed by the U.S. Government, neither the value of the Fund's portfolio nor the value or yield of its shares is so guaranteed. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments, including deposits and bankers' acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities. If the deposits in a depository institution are not fully insured by the FDIC, the Fund will analyze the credit quality of the issuing institution prior to making any such deposit and will retain a record of that analysis.

    The potential for appreciation in GNMAs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of GNMA certificates occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

    While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables utilize a 12 year average life assumption for GNMA pools of 26-30 year mortgages, and GNMAs continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates declined, which would result in a shorter average life than 12 years.

    The Fund may invest in other mortgage backed securities (MBSs) as discussed under "Investment Methods and Risk Factors" - "Mortgage Backed Securities and Collateralized Mortgage Obligations." MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, and securities issued by private issuers. The Fund may not invest more than 20 percent of the value of its total assets in MBSs issued by private issuers.

    The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

   1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

   2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

   3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

   4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

    These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund stockholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. It is anticipated that securities invested in by this Fund will be held by the Fund on the average from one to three years.

SECURITY FUNDS
PROSPECTUS

GLOBAL AGGRESSIVE BOND FUND

    The Global Aggressive Bond Fund seeks to provide high current income. Capital appreciation is a secondary objective. As used herein the term "bond" is used to describe any type of debt security. Under normal circumstances the Fund will invest at least 65 percent of its total assets in bonds as defined herein. The Fund under normal circumstances seeks its investment objective of providing a high level of current income by investing substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and (iii) emerging markets. The Fund may also invest up to 50% of its assets in certain derivative instruments. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in derivative instruments. The Fund selects particular debt securities in each sector based on their relative investment merits. Within each area, the Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Fund may invest consist of bonds, notes, debentures and other similar instruments. The Fund may invest up to 100% of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Fund may also invest in securities that are in default as to payment of principal and/or interest. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Fund's ability to achieve its investment objectives is thus more dependent on the manager's credit analysis than would be the case if the Fund were to invest in higher quality bonds. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

EMERGING MARKETS. "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, Lexington Management Corporation, the Sub-Adviser to the Global Aggressive Bond Fund (the "Sub-Adviser"), currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by the Sub-Adviser and MFR Advisers, Inc. ("MFR") and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

    The Fund's investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations, "Brady Bonds" and other sovereign debt securities issued by emerging market governments. The Fund may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Fund may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. See the discussion of sovereign debt securities, Brady Bonds, and loan participations and assignments below.

TEMPORARY INVESTMENTS. The Fund intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Fund's investment objectives, the Sub-Adviser and MFR

SECURITY FUNDS
PROSPECTUS

may employ a temporary defensive investment strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, or if unrated, determined to be of comparable quality by the Sub-Adviser or MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by the Sub-Adviser or MFR. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. To the extent the Fund adopts a temporary defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

INVESTMENT TECHNIQUE. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with securities denominated in foreign currencies.

    The Sub-Adviser and MFR will seek to allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, the Sub-Adviser and MFR intend to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity. The Sub-Adviser and MFR evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques although the Fund is not committed to using such techniques and may be fully exposed to changes in currency exchange rates. See "Investment Methods and Risk Factors" for a discussion of such techniques.

    The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Fund may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors."

SOVEREIGN DEBT. The Global Aggressive Bond Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Sovereign debt securities are those issued by emerging market governments

SECURITY FUNDS
PROSPECTUS

that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in acc ordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although The Sub-Adviser and MFR intend to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

    In recent years, some of the emerging market countries in which the Fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

    The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make

SECURITY FUNDS
PROSPECTUS

hard currency payment could be affected.

    Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid. The investment of the Fund in illiquid securities, including soverign debt, is limited to 15% of total net assets.

BRADY BONDS. Global Aggressive Bond Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Fund investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

    The Global Aggressive Bond Fund may invest in either collateralized or uncollateralized Brady Bonds in various currencies. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Global Aggressive Bond Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Global Aggressive Bond Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will

SECURITY FUNDS
PROSPECTUS

assume the credit risk of both the borrower and the Lender that is selling the Participation.

    In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-Adviser and MFR to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of total net assets.

SECURITY TAX-EXEMPT FUND
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    The investment objective of Tax-Exempt Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital. Tax-Exempt Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes, including the alternative minimum tax. Under normal circumstances, at least 80 percent of the Fund's net assets will be invested in such tax-exempt securities.

    The securities in which the Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities (and may include certain private activity bonds the interest on which is subject to the alternative minimum tax). These securities are referred to as "municipal securities" and are described in more detail in the Funds' Statement of Additional Information.

    The Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is, securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Tax-Exempt Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20 percent of the Fund's total assets would be invested in such unrated municipal securities.

    With respect to rated securities, there is no percentage limitation on the amount of the Fund's assets which may be invested in securities within any particular rating classification, but the Fund anticipates that it will invest no more than 25 percent of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's. A description of the ratings is contained in Appendix B to this Prospectus. Such securities have speculative characteristics as discussed under "Investment Methods and Risk Factors."

    If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk presented by the security in light of current market conditions and determine whether to retain or dispose of such security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

    Tax-Exempt Fund invests primarily in municipal bonds with

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maturities greater than one year. It is expected that the Fund's average portfolio maturity under normal circumstances will be in the 15- to 25-year range. Tax-Exempt Fund also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable will be short-term municipal securities. Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity, to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, investments in short-term municipal securities will represent less than 20 percent of the Fund's total assets.

    From time to time, on a temporary basis, Tax-Exempt Fund may invest in fixed income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20 percent of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Tax-Exempt Fund, and may not be changed without a majority vote of the Fund's outstanding shares. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers.

    Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the alternative minimum tax. The Fund may purchase private activity bonds, such as industrial development bonds, when other bonds are not available and when the yield differential between private activity bonds and other municipal bonds justifies their purchase.

    From time to time, Tax-Exempt Fund may purchase municipal securities on a when-issued or delayed delivery basis. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. For further information regarding when-issued purchases, see "Investment Methods and Risk Factors" and the Funds' Statement of Additional Information.

    Tax-Exempt Fund may also purchase from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which Tax-Exempt Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security. In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service. Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by Tax-Exempt Fund. For further information regarding puts and stand-by commitments, see the Funds' Statement of Additional Information.

SECURITY CASH FUND
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    The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5 percent of its total assets,

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measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which the Fund may invest consist of the following:

    U.S. Government Securities--Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

    Bank Obligations--Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

    Corporate Obligations--Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

    Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95 percent of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by Cash Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5 percent of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to investments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to this Prospectus for a description of the principal types of securities and instruments in which Cash Fund will invest as well as a description of the above mentioned ratings.

    Cash Fund may not invest more than 5 percent of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5 percent limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund has outstanding at any time not more than one such investment. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

    Cash Fund will invest in money market instruments of varying maturities (but no longer than thirteen months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund intends to maintain a dollar-weighted average maturity in its portfolio of not more than 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

    Cash Fund may acquire one or more of the types of securities listed above subject to repurchase agreement. Not more than 10 percent of the Fund's total assets may be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.

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    Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities . Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

    Cash Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject the Fund's policy that not more than 10 percent of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

INVESTMENT METHODS AND RISK FACTORS

    Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.

INVESTMENT VEHICLES
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BAA OR BBB SECURITIES--Certain of the Funds may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment
Manager). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Limited Maturity Bond and Global Aggressive Bond Funds may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with High Yield Investments."

U.S. GOVERNMENT SECURITIES--Each of the Funds may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortg age Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on

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which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.

CONVERTIBLE SECURITIES AND WARRANTS--Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS--Certain of the Funds may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that repres ent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

    Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

ASSET-BACKED SECURITIES--Certain of the Funds may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

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WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

RESTRICTED SECURITIES (RULE 144A SECURITIES) -- Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933.

    The Global Aggressive Bond Fund may purchase restricted securities, including securities that are not eligible for resale pursuant to Rule 144A. Global Aggressive Bond Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

    The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: 1) the frequency of trades and quotes; 2) the number of dealers and potential purchasers; 3) dealer undertakings to make a market; and 4) the nature of the security and of the market place trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

ZERO COUPON SECURITIES -- The Global Aggressive Bond Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in

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the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash. The Fund will not invest more than 5% of its total assets in zero coupon securities.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

    The Global Aggressive Bond Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    The Global Aggressive Bond Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Global Aggressive Bond Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

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BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

    From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and the Global Aggressive Bond Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. Limited Maturity Bond, Tax-Exempt and Cash Funds may each borrow up to 10% and Corporate Bond, U.S. Government and Global Aggresive Bond Funds may each borrow up to 5% of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will

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exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS -- The Global Aggressive Bond Fund may invest in options, futures and forward currency transactions. In seeking to protect against currency exchange rate or interest rate changes that are adverse to its present or prospective positions, the Fund may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. The Global Aggressive Bond Fund also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. No more than 50% of the Fund's assets will be invested in derivative securities. The Fund's investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments:
Options, Futures and Forward Currency Strategies" in the Statement of Additional Information. There can be no assurance that the Fund's risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Fund may not be able to effectively hedge its investment in such emerging markets.

    To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Sub-Adviser or MFR believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Sub-Adviser or MFR expects to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency

    In addition, the Global Aggressive Bond Fund may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Fund will cause its custodian to segregate cash, U.S. Government securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the option. It also may enter into interest rate futures contracts and purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC"). The Fund will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which the Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information. The Fund also may purchase put or call options or futures contracts on currencies for the same purposes as it may use forward currency contracts.

    The Global  Aggressive  Bond  Fund's use of forward

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currency contracts or options and futures transactions would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the Sub-Adviser and MFR's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Fund's currency risks are different from those needed to select the securities in which a Fund invests. The Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

SWAPS, CAPS, FLOORS AND COLLARS -- The Global Aggressive Bond Fund may enter into interest rate, currency and index swaps, and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay.

    Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

    The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

RISK FACTORS
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GENERAL RISK FACTORS -- Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

FOREIGN INVESTMENT RISK -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

CURRENCY RISK -- Since the Global Aggressive Bond Fund normally invests substantially in securities denominated in currencies other than the U.S. dollar, and since it may hold foreign currencies, the value of such securities will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency

SECURITY FUNDS
PROSPECTUS

exchange rates will influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions.

    If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- Global Aggressive Bond Fund may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in the Global Aggressive Bond Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Fund could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

    The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The Fund may invest in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.

SECURITY FUNDS
PROSPECTUS

Accordingly, when the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deteri oration of general economic conditions. As noted above, the Global Aggressive Bond Fund may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

    The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

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PROSPECTUS

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Global Aggressive Bond Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

    Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of comme rcial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

    The Investment Manager and, with respect to the Global Aggressive Bond Fund, the Sub-Adviser and MFR, will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

MANAGEMENT OF THE FUNDS

    The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a wholly-owned subsidiary of Security Benefit Life Insurance Company, a mutual life insurance company with over $13 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Equity, Growth and Income, and Ultra Funds and SBL Fund. The Investment Manager currently manages approximately $2.1 billion in assets.

    The Investment Manager has engaged Lexington Management Corporation (the "Sub-Adviser"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Global Aggressive Bond Fund. The Sub-Adviser is a wholly-owned subsidiary of Piedmont Management Company Inc., a diversified financial services holding company which is organized as a Delaware corporation, the majority of the common stock of which is owned by descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities. The Sub-Adviser was established in 1938 and currently manages over $3.8 billion in assets.

    The Sub-Adviser has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), One World Financial Center, 200 Liberty Street, New York, New York 10281, under which MFR will provide the Global Aggressive Bond Fund with investment and economic research services. MFR currently acts as Sub-Adviser to the Lexington Ramirez Global Income Fund and also serves as an institutional manager for private clients. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez"), which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services. Ramirez is the successor firm to Maria Ramirez Capital Consultants, Inc. ("MRCC"). MRCC was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation and offered in-depth economic consulting services to clients.

    Subject to the  supervision  and direction of the Funds'

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PROSPECTUS

Board of Directors, the Investment Manager, and, with respect to Global Aggressive Bond Fund, the Sub-Adviser and MFR, manage the Fund portfolios in accordance with each Fund's stated investment objective and policies and make all investment decisions. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for the Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Tax-Exempt and Cash Funds exceed one percent of each Fund's average net assets for the year. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its management services, the Investment Manager receives on an annual basis, .5 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Funds and .75 percent of the average daily net assets of Global
Aggressive Bond Fund, computed on a daily basis and payable monthly. As compensation for the services provided to the Global Aggressive Bond Fund, the Investment Manager pays the Sub-Adviser, on an annual basis, a fee equal to .35 percent of the average daily net assets of such Fund, calculated daily and payable monthly. For the services provided by MFR, MFR receives from the Sub-Adviser, on an annual basis, a fee equal to .15 percent of the average daily net assets of the Global Aggressive Bond Fund, calculated daily and payable monthly.

    The Investment Manager also acts as the administrative agent for the Funds, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, and Tax-Exempt Funds and .045 percent of the average daily net assets of Cash and Global Aggressive Bond Funds, calculated daily and payable monthly. For the identified administrative services the Investment Manager also receives, with respect to the Global Aggressive Bond Fund, an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter. The Investment Manager also acts as the transfer agent and dividend disbursing agent for the Funds. The Investment Manager has arranged for the Sub-Adviser to provide certain administrative services to Global Aggressive Bond Fund including performing certain accounting and pricing functions. The Funds' expenses include fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses approved by the Board of Directors of the Funds.

    For the year ended December 31, 1994, the total expenses, as a percentage of average net assets, were 1.01 percent for Class A and 1.85 percent for Class B shares of Corporate Bond Fund; 1.10 percent for Class A and 1.85 percent for Class B shares of U.S. Government Fund; .82 percent for Class A shares and 2.00 percent for Class B shares of Tax-Exempt Fund; and .96 percent for Cash Fund. For the period January 17, 1995 (date of inception) to June 30, 1995 and the period June 1, 1995 (date of inception) to September 30, 1995, the total expenses were .53% for Class A shares and 1.33% for Class B shares of Limited Maturity Bond Fund and 2.00% for Class A shares and 2.75% for Class B shares of Global Aggressive Bond Fund, respectively.

PORTFOLIO MANAGEMENT
--------------------

    Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Funds will be managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane Tedder, Tom Swank, Steve Bowser and Elaine Miller. Jane A. Tedder, Vice President and Senior Portfolio Manager of the Investment Manager has day-to-day responsibility for managing Corporate Bond, Limited Maturity Bond and Tax-Exempt Funds. Steve Bowser, Assistant Vice President and Portfolio Manager of the Investment Manager, has day-to-day responsibility for managing U.S. Government Fund.

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PROSPECTUS

    Ms. Tedder has 20 years of experience in the investment field and has managed the Corporate Bond and Tax-Exempt Funds since 1983 and the Limited Maturity Bond Fund since its inception in 1995. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst. Her investment strategy is to manage portfolios to provide attractive long-term total return, the greatest part of which will be provided by a consistent income stream.

    Mr. Bowser joined the Investment Manager in 1992 and has managed the U.S. Government Fund since 1995. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

    Global Aggressive Bond Fund is managed by an investment management team of the Sub-Adviser and MFR. Denis P. Jamison and Maria Fiorini Ramirez are the lead managers.

    Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of the Sub-Adviser, is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr.
Jamison has more than 20 years investment experience. Prior to joining the Sub-Adviser in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

    Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

HOW TO PURCHASE SHARES

    As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

    As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

CORPORATE BOND, LIMITED MATURITY BOND,
U.S. GOVERNMENT, GLOBAL AGGRESSIVE BOND
AND TAX-EXEMPT FUNDS

    Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Investment Manager, is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds. Shares of these Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the

SECURITY FUNDS
PROSPECTUS

Distributor may make shares of these Funds available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

    Orders for the purchase of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

    Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS
----------------------------

    Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds offer two classes of shares:

CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year.) See Appendix C on page 44 for a discussion of possible reductions in the front-end sales charge.

CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

  The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

    Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES
--------------

    Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds are offered at net asset value plus an initial sales charge as follows:

                                                    SALES CHARGE
AMOUNT OF                    APPLICABLE     PERCENTAGE OF    PERCENTAGE
PURCHASE AT                PERCENTAGE OF     NET AMOUNT      REALLOWABLE
OFFERING PRICE             OFFERING PRICE     INVESTED        TO DEALER
--------------------------------------------------------------------------------
Less than $50,000              4.75%           4.99%            4.00%
$50,000 but less than
  $100,000                     3.75%           3.90%            3.00%
$100,000 but less than
  $250,000                     2.75%           2.83%            2.20%
$250,000 but less than
  $1,000,000                   1.75%           1.78%            1.40%
$1,000,000 and over            None            None          (See below)
--------------------------------------------------------------------------------

    Purchases of Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see

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PROSPECTUS

"Calculation  and Waiver of Contingent Deferred Sales Charges" on page 29.

    The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

    The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Tax-Exempt Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of such Funds. Such services include assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

    Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Tax-Exempt, Equity, Ultra and Growth and Income Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5 million and .30 percent for amounts of $5,000,000 or more.

SECURITY INCOME FUND'S
CLASS A DISTRIBUTION PLAN
-------------------------

    In addition to the sales charge deducted from Class A shares at the time of purchase, each of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by these Funds to the Distributor, to finance various activities relating to the distribution of their Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Funds.

    Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds' Class A shares. The distribution fee is charged to each Fund in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated between the Funds based on the relative net assets of their Class A shares.

    The Class A Distribution Plan authorizes payment by the Class A shares of these Funds of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

    In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Fund's books to obtain certain administrative services for the Funds' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds.Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning these Funds for registered representatives interested in selling shares of the Funds and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of these Funds by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Funds' Statement of Additional Information.

    Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds' Class A

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PROSPECTUS

Distribution Plan may be terminated at any time by vote of the directors of Income Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares. In the event the Class A Distribution Plan is terminated by the Funds' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES
--------------

    Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

    Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

          YEAR SINCE                   CONTINGENT DEFERRED
       PURCHASE WAS MADE                  SALES CHARGE

        First                                  5%
        Second                                 4%
        Third                                  3%
        Fourth                                 3%
        Fifth                                  2%
        Sixth and following                    0%

    Class  B  shares  (except  shares  purchased  through  the  reinvestment  of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN
-------------------------

    Each of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Each Fund's Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

    NASD Rules limit the aggregate amount that each of the Funds may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any

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contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

    Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF
CONTINGENT DEFERRED SALES CHARGES
---------------------------------

    Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

    The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 37 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
-------------------------------------------

    The Distributor, from time to time, will provide promotional incentives or pay a bonus, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. The Distributor may also provide financial assistance to dealers in connection with advertising. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

    The Distributor  also may pay banks and other financial

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services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

    In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

    The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $5,000,000 of such shares during that year. The marketing allowance ranges from .15 percent to .60 percent of aggregate new sales depending upon the volume of shares sold and the level of services provided by the Distributor to the dealer.

CASH FUND
---------

    Shares of Cash Fund are offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL

    (a) A check or negotiable  bank draft should be sent to:

        Security Cash Fund
        P.O. Box 2548
        Topeka, Kansas 66601

    (b) Make check or draft payable to "SECURITY CASH FUND."

    (c) For initial investment include a completed investment application found on page 45 of this prospectus.

2.  BY WIRE

    (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

    (b) Wire federal funds to:

        Bank IV of Topeka
        Security Distributors, Inc.
        Topeka, Kansas 66603

        Include investor's name and the Cash Fund account number.

    (c) For initial investment, send a completed investment application to the Fund at the above address.

3.  THROUGH BROKER/DEALERS

    Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

    Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

    The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Cash Fund during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Currently, service fees are paid on the aggregate value of Cash Fund accounts opened after July 31, 1990, at the following annual rate: .25 percent of aggregate net asset value for amounts of $1,000,000 or more.

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PURCHASES AT NET ASSET VALUE

    Class A shares of Corporate Bond, Limited Maturity Bond Fund, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

    Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

    Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may also be purchased at net asset value when the purchase is made on the recommendation of a (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE

    The portfolio turnover rate for the Corporate Bond, U.S. Government and Tax-Exempt Funds, respectively, for the fiscal year ended December 31,1994, was as follows: Corporate Bond, Class A-204 percent, Class B-204 percent; U.S. Government, Class A-220 percent, Class B-220 percent; and Tax-Exempt, Class A-88 percent, Class B-88 percent. The annualized portfolio turnover rate for the Limited Maturity Bond Fund for the period January 17, 1995 (date of inception) to June 30, 1995 and the Global Aggressive Bond Fund for the period June 1, 1995 (date of inception) to September 30, 1995, was as follows: Limited Maturity Bond, Class A-4 percent, Class B-4 percent; and Global Aggressive Bond, Class A-58 percent, Class B-58 percent. The Corporate Bond and Limited Maturity Bond Funds' portfolio turnover rate generally is expected to be less than 100 percent, and that of the U.S. Government and Global Aggressive Bond Funds may exceed 100 percent, but is not expected to do so. Higher portfolio turnover subjects a fund to increased brokerage costs and may, in some cases, have adverse tax effects on a fund or its stockholders.

    Cash Fund is expected to have a high portfolio turnover rate due to the short maturities of its portfolio securities; this should not, however, affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

    Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Fund. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Fund in the selection of a broker.

    Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include

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orders from SBL) may be aggregated and executed as a single transaction. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

    A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

    Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

    The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of the Investment Manager, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's
registered  address  (or  as  otherwise   directed).Remittance  by  wire  (to  a
commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

    Cash Fund offers redemption by check and Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds offer redemption by check on Class A shares only. Global Aggressive Bond Fund does not offer checkwriting privileges. If blank checks are requested on the Checking Privilege Request Form, the Fund will make a supply available. Such checks for Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds may be drawn payable to the order of any payee (not to cash) in any amount of $250 or more, if the account value is $1,000 or more. Such checks for Cash Fund may be drawn in any amount of $100 or more. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Fund shares fluctuates from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days. The availability of checkwriting privileges may encourage multiple redemptions on an account. Whenever multiple redemptions occur, the difficulty of monitoring the shareholder's cost basis in his or her investment increases.

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    In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

    At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

    Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS
---------------------

    Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 8:00 a.m. and 5:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of an account or the owner's broker. The
Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

    During   periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described in "How to Redeem Shares" on page 31.

DIVIDENDS AND TAXES

    It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds to pay dividends from net investment income monthly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of these Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by these Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A

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stockholder may also request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

    Each of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds (series of Income Fund), is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses, of that series.

    Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

    Cash Fund's policy is to declare daily dividends of all of its net income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the last business day of each month at the net asset value on that date. If cash payment of dividends is desired, investors may so indicate in the appropriate section of the Cash Fund application and checks will be mailed within five business days after the beginning of the month. Confirmation of Cash Fund dividends will be sent quarterly, and confirmations of purchases and redemptions will be sent monthly. The amount of dividends may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

    The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

    Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and makes federal income tax upon income and capital gains generated by a Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

    Tax-Exempt Fund intends to qualify to pay "exempt interest dividends" to its stockholders. Tax-Exempt Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Tax-Exempt Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. The Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

    To the extent that Tax-Exempt Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered taxable ordinary income for federal income tax purposes. Such dividends do not qualify for the dividends-received deduction for corporations. Distributions by Tax-Exempt Fund, if any, of net long-term capital gains in excess of net short-term capital losses from the sale of securities are taxable to stockholders as long-term capital gain regardless of the length of time the stockholder has owned Fund shares. Furthermore, a loss realized by a stockholder on the redemption, sale or exchange of shares of Tax-Exempt Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the amount of such exempt-interest dividends if such shares have been held by the stockholder for six months or less.

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    Distributions of net investment income and realized net short-term capital gain by Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Cash Funds are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gain regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Since Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses.

    At December 31, 1994, Corporate Bond, U.S. Government and Tax-Exempt Funds, respectively, had accumulated net realized losses on sales of investments in the following amounts:$13,842,177, $1,184,124 and $1,836,112.

    Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

    Advice as to each year's taxable dividends and distributions, if applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Funds.

    The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES
-------------

    Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally ten to fifteen percent) or to exemptions from tax. If applicable, the Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While stockholders of the Funds will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Funds.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The determination is made by dividing the value of the portfolio securities of each Fund plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Fund.

    Securities which are listed or traded on a national securities exchange are valued at the last sale price or, if there has been no sale that day, at the mean between the bid and the asked prices. If a mean cannot be determined, then the securities are valued at the best available current bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

    Valuations of Tax-Exempt Fund's municipal securities are supplied by a pricing service approved by the Board of Directors. Valuations furnished by the pricing service are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are not readily available (which are expected to constitute the majority of Tax-Exempt Fund's portfolio securities) are valued by the pricing service considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general

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market conditions. The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

    U.S. Government Fund values U.S. Government securities at market value, if available. If market quotations are not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at fair prices based on market quotations for securities of similar type, yield, quality and duration.

    The securities held by Cash Fund are valued on the basis of the amortized cost valuation technique which does not take into account unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. A similar procedure may be used for valuing securities held by the U.S. Government and Tax-Exempt Funds having 60 days or less remaining to maturity, with the value of the security on the 61st day being used rather than cost.

    Because the expenses of distribution are borne by Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds through a front-end sales charge and by Class B shares of such Funds through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

    The Funds may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield" for each of the Funds, "effective yield" for Cash Fund, "taxable-equivalent yield" for Tax-Exempt Fund and "average annual total return" and "aggregate total return" for Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds.

    For Cash Fund, yield is calculated by measuring the income generated by a hypothetical investment in the Fund over a seven-day period. This income is then annualized by assuming that the amount of income generated over the seven-day period is generated each week over a 52-week period and is shown as a percentage of the investment.

    Cash  Fund's  effective  yield  will  be  calculated   similarly  but,  when
annualized, income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    With respect to Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds, yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

    Tax-Exempt Fund's taxable-equivalent yield begins with that portion of the Fund's yield which is tax-exempt (determined using the same general formula used to calculate yield), which is then adjusted by an amount necessary to give the taxable yield equivalent to the tax-exempt yield at a stated income tax rate, and added to that portion of the Fund's yield, if any, which is not tax-exempt.

    Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund over periods of 1, 5 and 10 years (up to the life of the Fund). Such average annual total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

    Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund on the date of the

SECURITY FUNDS
PROSPECTUS

commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

    In addition, total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

    Quotations of performance reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    In connection with communicating performance to current or prospective stockholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds will include performance data for both Class A and Class B shares of the Funds in any advertisement or report including performance data of the Fund.

    For  a  more  detailed   description   of  the  methods  used  to  calculate
performance, see the Funds' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN
-----------------

    An investor in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

    Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Fund shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (913) 295-3127 or (800) 888-2461, extension 3127.

SYSTEMATIC WITHDRAWAL PROGRAM
-----------------------------

    Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will only be allowed if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

    A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption

SECURITY FUNDS
PROSPECTUS

of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 29. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE
------------------

    Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, Security Growth and Income, Equity or Ultra Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

    For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

    Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds are made at net asset value without a front-end sales charge if (1) the shares have been owned for not less than 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a Security Fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other Security Fund being acquired, less the sales charge paid on the shares of these Funds at the time of original purchase.

    Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such stockholder if he or she were purchasing for cash.

    Stockholders should contact the Fund before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, the Investment Manager will first cause to be exchanged those shares which would not be subject to any sales charges.

    Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE
---------------------

    To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 8:00 a.m. and 5:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

    A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

    In periods of severe market or economic  conditions,  the

SECURITY FUNDS
PROSPECTUS

telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds.

RETIREMENT PLANS
----------------

    The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION
------------

    The Articles of Incorporation of Income and Tax-Exempt Funds provide for the issuance of shares of common stock in one or more classes or series, and the Articles of Incorporation of Cash Fund provide for the issuance of common stock in one or more series.

    Income Fund has authorized capital stock of 1,000,000,000 shares of $1.00 par value. Its shares are currently issued in four series, Corporate Bond Fund, Limited Maturity Bond Fund, Global Aggressive Bond Fund, and U.S. Government Fund, each of which has authority to issue such shares as follows: Corporate Bond Fund-400,000,000 shares, Limited Maturity Bond Fund-200,000,000 shares, U.S. Government Fund-200,000,000 shares and Global Aggressive Bond Fund-200,000,000 shares. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

    Tax-Exempt and Cash Funds have authorized capital stock of 1,000,000,000 shares and 5,000,000,000 shares, respectively, of $0.10 par value per share.

    Each of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation.

    When issued and paid for, each Fund's shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

    On certain matters, such as the election of directors, all shares of each series of Income Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

    The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10% of a Fund's outstanding shares.

    Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in this prospectus relating to another of the Funds. The Board of Directors of the Funds has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES
---------------------

    Stockholders who have questions concerning their account or wish to obtain additional information may write to the Security Funds at 700 SW Harrison, Topeka, Kansas 66636-0001, or call (913) 295-3127 or 1-800-888-2461, extension
3127.

SECURITY FUNDS                                                        APPENDIX A
PROSPECTUS

APPENDIX A
DESCRIPTION OF SHORT-TERM INSTRUMENTS

    The types of instruments that will form the major part of Cash Fund's investments are described below:

    U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

    Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

    U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

    CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

    COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

    BANKER'S ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

    Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

SECURITY FUNDS                                                        APPENDIX A
PROSPECTUS                                                           (CONTINUED)

DESCRIPTION OF CORPORATE BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

    AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the

SECURITY FUNDS                                                        APPENDIX A
PROSPECTUS                                                           (CONTINUED)

highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C--The rating C is reserved for income bonds in which no interest is being paid.

    D--Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

    NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

    The following are summaries of the ratings used by Moody's and Standard & Poor's applicable to permitted investments of Tax-Exempt Fund:

MOODY'S INVESTORS SERVICE, INC.*

    Aaa--Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION**

    AAA--Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

    AA--Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

    A--Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

SECURITY FUNDS                                                        APPENDIX B
PROSPECTUS

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE

    The following ratings apply to short-term municipal notes and loans:

    MIG 1--Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broadbased access to the market for refinancing, or both.

    MIG 2--Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

    The following ratings apply to both commercial paper and municipal paper:

    PRIME-1: Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

    PRIME-2: Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S CORPORATION

    The following ratings apply to short-term municipal notes:

    AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA: Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

    The following ratings apply both to commercial paper and municipal paper:

    A-1: This designation indicates that the degree of safety regarding timely payment is very strong.

    A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

* Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

** Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

SECURITY FUNDS                                                        APPENDIX C
PROSPECTUS

REDUCED SALES CHARGES

CLASS A SHARES
--------------

    Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds alone or in combination with Class A shares of certain other Security Funds.

    For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION
----------------------

    To reduce sales charges on purchases of Class A shares of Corporate Bond, Limited Maturity Bond, U.S.Government, Global Aggressive Bond or Tax-Exempt Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

    Rights of accumulation also apply to purchases representing a combination of the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, Tax-Exempt, Growth and Income, Equity or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION
----------------------

    A Purchaser of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Security Equity, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

    A Statement of Intention may be revised during the 13-month period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE
-----------------------

    Stockholders who redeem their Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Security Growth and Income, Equity, or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.

    The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

SECURITY FUNDS
SECURITY CASH FUND APPLICATION

For IRA/KEOGH/Corporate Plans, complete this Application along with other plan documents.
MAIL APPLICATION TO: Security Cash Fund, P.O. Box 2548, Topeka, KS 66601
--------------------------------------------------------------------------------
INITIAL INVESTMENT
(CHECK ONE BOX)
[ ] Enclosed is my check for $               made payable to Security Cash Fund.
                              --------------
[ ] On                 I/we wired $                through
       ---------------             ---------------         ---------------------
            Date                                               Name of Bank

MINIMUM
$100
                              for Fund account number
-----------------------------                          -------------------------
  City            State

SUBSEQUENT
INVESTMENTS OF $20
CAN BE MADE
AT ANY TIME

When investing by wire, call the Fund to advise of the investment. The Fund will supply a control number for initial investment. Wire federal funds to Bank IV of Topeka, Trust Department, Topeka, Kansas.
          Attn:
               ----------------------------------------------------------
                      (Include investor's name and account number)
--------------------------------------------------------------------------------
DIVIDENDS
(CHECK ONE BOX)
[ ] Reinvest automatically all daily dividends and other distributions.
[ ] Cash payment of all dividends each month and send proceeds to investor.
--------------------------------------------------------------------------------
CHECKING
ACCOUNT PRIVILEGE
[ ] Please send a  supply  of checks permitting  me/us to redeem  shares in this account by writing checks for $100 or more made payable to any person. COMPLETE SIGNATURE CARD ON REVERSE SIDE. Allow three weeks for delivery of check supply.
--------------------------------------------------------------------------------
SPECIAL
OPTIONS
(CHECK APPLICABLE BOXES)
[ ] Telephone
    Exchange
[ ] Telephone
    Redemption
By checking the applicable boxes and signing this Application, Applicant authorizes the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund's prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line.

THE AUTHORIZATION ON REVERSE SIDE FOR CORPORATION, PARTNERSHIP, TRUST, ETC., MUST BE COMPLETED AND RETURNED WITH THIS FORM.
--------------------------------------------------------------------------------
[ ] Systematic Withdrawal Program (Minimum account $5,000)
    Beginning                        , 19        , you are hereby authorized and
              -----------------------     -------
    instructed to send a check for $
                                    -----------------------
    (minimum $25) drawn on approximately
    [] 11th day [] 26th day of the month. Draw payment []monthly []quarterly
                                                       []semianually []annually
--------------------------------------------------------------------------------
[ ] Individual
[ ] Corporate
[ ] Non-Profit
[ ] Profit-
    Sharing

----------------------------------------------  --------------------------------
First             Middle               Last     Owner's Taxpayer Identification
                                                No. or Social Security No.
----------------------------------------------
First             Middle               Last
ACCOUNT
REGISTRATION
(PLEASE PRINT)
                                                Industry Type
----------------------------------------------                ------------------
Name of Corporation, Trust, Partnership, etc.       (Farming, Mgf., Sales, etc.)
                                                Telephone
                                                Business (   )
----------------------------------------------                 -----------------
Street Address

                                                Home     (   )
----------------------------------------------                 -----------------
City              State                Zip
If address is outside U.S. please indicate if U.S. Citizen [ ] Yes [ ] No
--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION CERTIFICATION: Under the penalties of perjury, I (1) certify that the number provided on this form is my correct taxpayer identification number and (2),* that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

TAX
WITHHOLDING

*The owner must strike out the language certifying that they are not subject to backup withholding due to notified underreporting IF THE INTERNAL REVENUE SERVICE NOTIFIED THEM THAT THEY ARE SUBJECT TO BACKUP WITHHOLDING, and they have not received notice from the service advising that backup withholding has terminated.
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Owner                                        Joint Owner
SIGNATURE
OF APPLICANTS

-------------------------------------------  -----------------------------------
Corporate Officer, Trustee, etc.             Title
Date                                         In case of joint ownership, both
    ---------------------------------------  must sign. If no form of ownership is designated, then it will be
                                             assumed the ownership is "as
                                             joint tenants, with right of
                                             survivorship, and not as tenants in
                                             common."
INVESTMENT
DEALER

-------------------------------------------
Name of Firm

-------------------------------------------  -----------------------------------
Street                                       Dealer Authorized

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City            State                Zip     Account Representative

SECURITY FUNDS
SECURITY CASH FUND APPLICATION (CONTINUED)

Checking Account Privilege - If you have elected this option, the following card must be completed. This card is similar to one which must be signed when opening any checking account. All joint owners named in the account registration must sign this card. Names must be signed exactly as they appear in the account registration. All persons eligible to sign checks for corporate accounts, partnerships, trusts, etc. must sign this card.
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The payment of funds on the conditions set forth below and on the reverse side is authorized by the signature(s) appearing on the signature card. Security Management Company, the Fund's Transfer Agent, is hereby appointed agent by the person(s) signing this card and will cause the Fund to redeem a sufficient number of shares from the account to cover checks presented for payment without requiring signature guarantees. The Fund and its agents will not be liable for any loss, expense or cost arising out of check redemptions or checks returned without payment. SHARES OUTSTANDING IN THE ACCOUNT FOR LESS THAN 15 DAYS WILL NOT BE LIQUIDATED TO PAY CHECKS PRESENTED UNLESS THE TRANSFER AGENT IS ASSURED THAT GOOD PAYMENT HAS BEEN COLLECTED THROUGH NORMAL BANKING CHANNELS. The Transfer Agent has the right not to honor checks that are for less than $100 or checks in an amount exceeding the value of the account at the time the check is presented for payment. This privilege is subject to the provisions of the current prospectus of the Fund as amended from time to time. This agreement may be modified or terminated at any time by the Fund or the Transfer Agent upon notification mailed to the shareholder's address of record.
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SECURITY CASH FUND SIGNATURE CARD
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                                     -------------------------------------------
                                     Account Number
Authorized Signatures:

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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[ ] Check here if two signatures are required on checks
[ ] Check here if only one signature required on checks.

In signing this card each signatory agrees to be subject to the customary rules and regulations governing checking accounts and to the conditions set forth on the reverse side. If the Checking Account Privilege is established after the opening of the account, or if any change is made in the above information, all signatures will have to be guaranteed.
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                          AUTHORIZATION FOR REDEMPTION

CORPORATE RESOLUTION

I,                                  ,  duly  elected  and  acting  Secretary  of
   --------------------------------
                                                                 , a corporation
----------------------------------------------------------------
organized and existing under the laws of
                                         --------------------------------------,
certify that the following resolution is a true and correct copy of the resolution adopted by the Board of Directors at its regular meeting held on
                                             , which  resolution is currently in
--------------------------------------------
full force and effect:

RESOLVED, That the below named individual(s) of this corporation are hereby authorized to give notice, instructions, complete necessary forms, execute withdrawals, and to transact any other business necessary on this corporation's account invested in shares of Security Cash Fund. FURTHER RESOLVED, That this corporation assumes entire responsibility for, and agrees to indemnify and hold harmless Security Cash Fund and/or its agents against any and all claims, liabilities, damages, actions, charges and expense sustained by action of the below named individual(s).

---------------------------------------  ---------------------------------------
(Print or type) Name and Title           Signature(s)

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
IN WITNESS WHEREOF, I hereunto set my
hand and the seal of this
corporation this            day of
                 ----------
                     , 19      .
--------------------      -----
(CORPORATE SEAL)                         SECRETARY
                                                   -----------------------------
--------------------------------------------------------------------------------
AUTHORIZATION FOR PARTNERSHIP, TRUST, OR RETIREMENT PLAN

We,  the  undersigned,  being the  principal  partners  or the  trustees  of the

--------------------------------------------------------------------------------
                          (Partnership or Trust/Plan)
hereby state that we are authorized to invest the assets of the partnership or trust/plan in Security Cash Fund. We also agree that

--------------------------------------------------------------------------------
or -----------------------------------------------------------------------------
have individual authority to purchase, sell, assign, and transfer securities and to sign checks issuable by the partnership or the trust/plan redeeming shares of the Fund. We further state that this individual authority shall continue to be honored until revoked by written notice from either of us and is received by the Transfer Agent (Security Management Company). By signing this authorization, we agree that Security Cash Fund, Security Management Company, and Security
Distributors, Inc., shall be indemnified and held harmless from any loss, damage, cost or claim that may arise from any authorized or unauthorized use of the assets or checks of the partnership or trust/plan in connection with the holdings of the Fund.

---------------------------------------  ---------------------------------------
Print or type name                       Signature(s)
--------------------------------------------------------------------------------
                                         SIGNATURE GUARANTEED BY

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[SDI LOGO]
700 SW HARRISON ST.
TOPEKA, KANSAS 66636-0001
(913) 295-3127
(800) 888-2461

SECURITY INCOME FUND

o   Corporate Bond Series

o   Limited Maturity Bond Series

o   U.S. Government Series

o   Global Aggressive Bond Series

SECURITY TAX-EXEMPT FUND

SECURITY CASH FUND










Statement of Additional Information
November 1, 1995
RELATING TO THE PROSPECTUS DATED NOVEMBER 1, 1995
(913) 295-3127
(800) 888-2461




INVESTMENT MANAGER
  Security Management Company
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

DISTRIBUTOR
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  Chase Manhattan Bank, N.A.
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

Security Income Fund
Security Tax-Exempt Fund
Security Cash Fund

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001

                                  Statement of
                             Additional Information
                                November 1, 1995
               (RELATING TO THE PROSPECTUS DATED NOVEMBER 1, 1995)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated November 1, 1995. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461, ext.
3127.

                                TABLE OF CONTENTS

                                                       Page

General Information..................................... 1
Investment Objectives and Policies of the Funds......... 2
   Security Income Fund................................. 2
     Corporate Bond Fund................................ 2
     Limited Maturity Bond Fund......................... 3
     U.S. Government Fund............................... 5
     Global Aggressive Bond Fund........................ 6
   Security Tax-Exempt Fund.............................17
   Security Cash Fund...................................21
Investment Methods and Risk Factors.....................23
Investment Policy Limitations...........................24
   Income Fund's Fundamental Policies...................24
   Tax-Exempt Fund's Fundamental Policies...............26
   Cash Fund's Fundamental Policies.....................27
Officers and Directors..................................28
Remuneration of Directors and Others....................29
How to Purchase Shares..................................30
   Corporate Bond, Limited Maturity Bond, U.S.
     Government, Global Aggressive Bond and
     Tax-Exempt Funds...................................30
   Alternative Purchase Options.........................30
   Class A Shares.......................................31
   Security Income Fund's Class A Distribution Plan.....31
   Class B Shares.......................................32
   Class B Distribution Plan............................33
   Calculation and Waiver of Contingent Deferred
     Sales Charges......................................34
     Arrangements With Broker/Dealers and Others........34
     Cash Fund..........................................35
Purchases at Net Asset Value............................35
Accumulation Plan.......................................36
Systematic Withdrawal Program...........................36
Investment Management...................................37
   Portfolio Management.................................39
   Code of Ethics.......................................40
Distributor.............................................41
Allocation of Portfolio Brokerage.......................41
Determination of Net Asset Value........................42
How to Redeem Shares....................................43
   Telephone Redemptions................................45
How to Exchange Shares..................................45
   Exchange by Telephone................................46
Dividends and Taxes.....................................47
Organization............................................51
Custodian, Transfer Agent and Dividend-Paying Agent.....51
Independent Auditors....................................52
Performance Information.................................52
Retirement Plans........................................54
Individual Retirement Accounts (IRAs)...................54
Pension and Profit-Sharing Plans........................55
403(b) Retirement Plans.................................55
Simplified Employee Pension Plans (SEPPs)...............55
Financial Statements....................................55
Tax-Exempt vs. Taxable Income...........................55
Appendix A..............................................57

GENERAL INFORMATION

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. ( See "How to Redeem Shares," page 43.)

     Each of the Corporate Bond Series ("Corporate Bond Fund"), Limited Maturity Bond Series ("Limited Maturity Bond Fund"), U.S. Government Series ("U.S. Government Fund") and Global Aggressive Bond Series ("Global Aggressive Bond Fund") of Security Income Fund, Security Tax-Exempt Fund ("Tax-Exempt Fund"), and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 24. An investment in one of the Funds does not constitute a complete investment program.

     The value of the shares of each Fund fluctuates with the value of the portfolio securities. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 47.)

     The shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge (Class B shares). The shares of Cash Fund are sold to the public at net asset value. There is no sales charge or load when purchasing shares of Cash Fund. (See "How to Purchase Shares," page 30.)

     The Funds receive investment advisory, administrative, accounting, and transfer agency services from Security Management Company (the "Investment Manager") for a fee. The Investment Manager has guaranteed that the aggregate annual expenses (including the management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds exceed any expense limitation imposed by any state and shall not for Tax-Exempt and Cash Funds exceed 1% of the average net assets of the Fund for the year. (See page 37 for a discussion of the Investment Manager and the Investment Advisory Contract.)

     Each Fund will pay all its expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation expenses affecting it.

     Under a Distribution Plan adopted with respect to the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), these Funds are authorized to pay to the Distributor, an annual fee of .25% of the average daily net assets of the Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds to finance various distribution-related activities. (See "Security Income Fund's Class A Distribution Plan, " page 31.)

     Under Distribution Plans adopted with respect to the Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B Shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 33.)

     The Funds may utilize short-term trading to a limited extent in order to take advantage of differentials in bond yields consistent with their respective investment objectives. The portfolio turnover rate for Class A and B shares of Corporate Bond, U.S. Government and Tax-Exempt Funds for the fiscal year ended December 31, 1994, was: Corporate Bond - 204%; U.S. Government - 220%; and Tax-Exempt - 88%. The portfolio turnover rate for the Funds' Class A shares for the fiscal year ended December 31, 1993 was: Corporate Bond - 157%; U.S. Government - 153%; and Tax-Exempt - 118%. The annualized portfolio turnover rate for the Funds' Class B shares for the period October 19, 1993 (date of Class B shares' inception) to December 31, 1993 was: Corporate Bond - 164%; U.S. Government - 114%; and Tax-Exempt - 90%. The annualized portfolio turnover rate for the Limited Maturity Bond Fund for the period January 17, 1995 (date of inception) to June 30, 1995 and the Global Aggressive Bond Fund for the period June 1, 1995 (date of inception) to September 30, 1995 was: Limited Maturity Bond - 4%; and Global Aggressive Bond - 58%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Security Income Fund

     Security Income Fund ("Income Fund") consists of four diversified Series (Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds), each of which represents a different investment objective and which has its own identified assets and net asset values. The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.

     Corporate Bond, Limited Maturity Bond and U.S. Government Funds will purchase solely debt securities and will not invest in securities which are not publicly traded or marketable. Short-term obligations may be purchased in any amount as the Investment Manager deems appropriate for defensive or liquidity purposes. Each Fund's portfolio may include a significant amount of debt securities which sell at discounts from their face amount as a result of current market conditions. For example, debt securities with fixed-rate coupons are generally sold at a discount from their face amount during periods of rising interest rates.

     Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the board of directors without the approval of stockholders of the Series.

Corporate Bond Fund

     The investment objective of the Corporate Bond Fund is to conserve capital while generating interest income. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of upper medium to high-grade debt securities, primarily those issued by U.S. and Canadian corporations. In addition, the Fund may invest in securities which are obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     Corporate Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     Other than securities issued by Canadian corporations, the Fund will not invest in securities of foreign corporations. The Fund will also not invest in securities issued by foreign governments except that it reserves the right to purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, in an amount not to exceed 25% of the portfolio (exclusive of U.S. Government and government agency or instrumentality issues) at the time of purchase. Canadian securities would not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

     At least 90% of the Fund portfolio at time of purchase will consist of U.S. Government and government agency issues; U.S. or Canadian corporations' debt securities which have a rating at the time of purchase of A or higher as determined by Moody's Investors Service, Inc. or Standard & Poor's Corporation; and, subject to the 25% limitation above, securities which are obligations of (or guaranteed by) the Dominion of Canada or provinces thereof. Included in such 90% may be convertible bonds or bonds with warrants attached which may be purchased by the Fund if such bond issues are rated A or higher at the time of purchase. Moody's Bond Record indicates that bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Standard & Poor's Bond Guide states that A rated bonds have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions. The Fund may invest up to 10% of its assets in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's at the time of purchase, and the Fund may continue to hold such a security whose rating drops below Baa or BBB, although such holdings shall at no time exceed 5% of the net assets of this Fund. It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years.

Limited Maturity Bond Fund

     The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in short-and intermediate-term bonds. It is anticipated that the Fund's dollar weighted average maturity will fall within the 5-7 year range; however, the Fund's dollar weighted average maturity will never exceed 10 years.

     Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. See Appendix A to the Prospectus for a description of corporate bond ratings.

     The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     Other than Yankee CDs and securities issued by Canadian corporations, the Fund will not invest in securities of foreign corporations. The Fund will not invest in securities issued by foreign governments except that it reserves the right to purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, in an amount which is less than 25% of the portfolio (exclusive of U.S. Government and government agency issues) at the time of purchase. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

     The Fund may invest in Yankee CDs which are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. Investment in securities of foreign issuers presents certain risks, including future political and economic developments and the possible imposition of foreign governmental laws and restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

     The Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities. The Fund will hold less than 25% of its net assets in MBSs, including CMOs and mortgage pass-through securities.

     CMOs may be issued in a variety of classes. The Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest.

     Limited Maturity Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities, or other appropriate high grade liquid debt obligations equal in value to commitments for such when issued securities.

     Limited Maturity Bond Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. Government Fund

     The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed (as to principal and interest) by, the U.S. Government, its agencies (such as the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. U.S. Government securities include bills, Certificates of Indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments including deposits and bankers acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities. If the deposits of the Fund in a depository institution are not fully insured by the FDIC, the Fund will analyze the credit quality of the issuing institution prior to making any such deposit and will retain a record of that analysis.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Under normal circumstances, the Fund will invest at least 80% of the value of its total assets in U.S. Government securities.

     U.S. Government Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association (GNMA) certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either issued by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

     The Fund may invest in other mortgage backed securities (MBSs) as discussed under "Investment Methods and Risk Factors - Mortgage Backed Securities and Collateralized Mortgage Obligations" in the Prospectus. MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, or securities issued by private issuers. The Fund may not invest more than 20% of the value of its total assets in MBSs issued by private issuers. The Fund will not invest in any stripped mortgage backed securities.

     The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

     These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund shareholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased. It is anticipated that securities invested in by this Fund will be held by the Fund on an average from three to five years.

     While there is minimal credit risk involved in the purchase of U.S. Government securities, as with any fixed income security the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed income investments, and a decline in interest rates will tend to increase their value. In addition, while debt securities with longer maturities normally produce higher yields, they are subject to potentially greater capital changes in market value than obligations with shorter maturities.

     The potential for appreciation in GNMAs and other MBSs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of MBSs occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

     While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables, published in 1981, utilize a 12-year average life assumption for GNMA pools of 26-30 year mortgages, and GNMA certificates continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates decline, which would result in a shorter average life than 12 years.

Global Aggressive Bond Fund

     The investment objective of the Global Aggressive Bond Fund is to seek high current income. Capital appreciation is a secondary objective. The Fund, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, Global Aggressive Bond Fund considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by Lexington Management Corporation, (the "Sub-Adviser") and MFR Advisors, Inc. ("MFR"), based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, the Sub-Adviser currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by the Sub-Adviser and MFR and approved by the Board of Directors of Income Fund on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     Selection of Debt Investments. In determining the appropriate distribution of investments among various countries and geographic regions for the Global Aggressive Bond Fund, the Sub-Adviser and MFR ordinarily consider the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although Global Aggressive Bond Fund values assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Global Aggressive Bond Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Aggressive Bond Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Global Aggressive Bond Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest 25% or more of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     Samurai and Yankee Bonds. Subject to its fundamental investment restrictions, Global Aggressive Bond Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of Global Aggressive Bond Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     Commercial Bank Obligations. For the purposes of Global Aggressive Bond Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject Global Aggressive Bond Fund to investment risks that are different in some respect from those of investments in obligations of domestic issuers. Although Global Aggressive Bond Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions. Global Aggressive Bond Fund may invest in repurchase agreements which are agreements by which a purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Global Aggressive Bond Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists. Repurchase agreements are discussed in more detail under "Investment Methods and Risk Factors."

     Global Aggressive Bond Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Global Aggressive Bond Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of fixed income securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Global Aggressive Bond Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

     Borrowing. Global Aggressive Bond Fund is prohibited from borrowing money in order to purchase securities. Global Aggressive Bond Fund may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. See the discussion of borrowing under "Investment Methods and Risk Factors."

     Short Sales. Global Aggressive Bond Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. Global Aggressive Bond Fund may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. Global
Aggressive Bond Fund only may make short sales "against the box." In this type of short sale, at the time of the sale, Global Aggressive Bond Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, Global Aggressive Bond Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. Global Aggressive Bond Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     Global Aggressive Bond Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-Adviser and MFR believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Sub-Adviser and MFR want to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition or gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in Global Aggressive Bond Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities Global Aggressive Bond Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but Global Aggressive Bond Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     Illiquid Securities. Global Aggressive Bond Fund may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if Global Aggressive Bond Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, Income Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. Income Fund's Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager in accordance with procedures approved by Income Fund's Board of Directors. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades and quotes; (ii) the number of dealers and potential purchasers; (iii) the number of dealers that have undertaken to make a market in the security; and
(iv) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Investment Manager will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Directors.

Derivative Instruments:  Options, Futures And Forward Currency Strategies

     Writing Covered Call Options. Global Aggressive Bond Fund may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Sub-Adviser and MFR are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for Global Aggressive Bond Fund.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Sub-Adviser, MFR and Global Aggressive Bond Fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Fund will not do.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a covered call option, Global Aggressive Bond Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, Global Aggressive Bond Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which Global Aggressive Bond Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, Global Aggressive Bond Fund will realize a gain or loss from the sale of the underlying security or currency. Global Aggressive Bond Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's fundamental investment policy which limits the pledging or mortgaging of its assets.

     The premium which Global Aggressive Bond Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Sub-Adviser and MFR will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by Global Aggressive Bond Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of Global Aggressive Bond Fund is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit Global Aggressive Bond Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If Global Aggressive Bond Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that Global Aggressive Bond Fund will be able to effect such closing transactions at favorable prices. If Global Aggressive Bond Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

     Global Aggressive Bond Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by Global Aggressive Bond Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, Global Aggressive Bond Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     Global Aggressive Bond Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     Writing Covered Put Options. Global Aggressive Bond Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     Global Aggressive Bond Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. Global Aggressive Bond Fund generally would write covered put options in circumstances where the Sub-Adviser and MFR wish to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, Global Aggressive Bond Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since Global Aggressive Bond Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     Purchasing Put Options. Global Aggressive Bond Fund may purchase put options. As the holder of a put option, Global Aggressive Bond Fund would have the right to sell the underlying security or currency at the exercise price at any time during the option period. Global Aggressive Bond Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     Global Aggressive Bond Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when Global Aggressive Bond Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Sub-Adviser and MFR deem it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

     Global Aggressive Bond Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, Global Aggressive Bond Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, Global Aggressive Bond Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

     The premium paid by Global Aggressive Bond Fund when purchasing a put option will be recorded as an asset in the Fund' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of Global Aggressive Bond Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     Purchasing Call Options. Global Aggressive Bond Fund may purchase call options. As the holder of a call option, Global Aggressive Bond Fund would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. Global Aggressive Bond Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by Global Aggressive Bond Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable Global Aggressive Bond Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to Global Aggressive Bond Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, Global Aggressive Bond Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Global Aggressive Bond Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of Global Aggressive Bond Fund's current return. For example, where Global Aggressive Bond Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of Global Aggressive Bond Fund's total assets at the time of purchase.

     Global Aggressive Bond Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives Global Aggressive Bond Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives Global Aggressive Bond Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to Global Aggressive Bond Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options and their cover to be illiquid securities. Global Aggressive Bond Fund will not purchase an OTC option unless the Fund believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     Interest Rate and Currency Futures Contracts. Global Aggressive Bond Fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. Global Aggressive Bond Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     Global Aggressive Bond Fund will not enter into Futures Contracts for speculation and the Fund only will enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce Global Aggressive Bond Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     Global Aggressive Bond Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, Global Aggressive Bond Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Global Aggressive Bond Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that Global Aggressive Bond Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If Global Aggressive Bond Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of October Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in October, the "delivery month") by the purchase of another Futures Contract of October Deutschemarks on the same exchange, in such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to Global Aggressive Bond Fund.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as Global Aggressive Bond Fund, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

     Global Aggressive Bond Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by Global Aggressive Bond Fund, in a segregated account with the Fund' custodian, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure Global Aggressive Bond Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to Global Aggressive Bond Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Global Aggressive Bond Fund expects to earn interest income on its margin deposits.

     Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in Global Aggressive Bond Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, Global Aggressive Bond Fund presumably would have sustained comparable losses if, instead of the Futures
Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that Global Aggressive Bond Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash, U.S. government securities and other liquid, high grade debt securities equal in value to the current value of the underlying instrument less margin deposit.

     In the case of a Futures contract sale, Global Aggressive Bond Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of Global Aggressive Bond Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, Global Aggressive Bond Fund may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by Global Aggressive Bond Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     Forward Currency Contracts and Options on Currency. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Global Aggressive Bond Fund may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Global Aggressive Bond Fund will utilize Forward Contracts only on a covered basis. Global Aggressive Bond Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. Global Aggressive Bond Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, Global Aggressive Bond Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, Global Aggressive Bond Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

     Forward Contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Global Aggressive Bond Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by Income Fund's Board of Directors.

     Global Aggressive Bond Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for Global Aggressive Bond Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency Global Aggressive Bond Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging
strategy  is  highly   uncertain.   Forward  Contracts  involve  the  risk
that anticipated currency movements will not be predicted accurately, causing Global Aggressive Bond Fund to sustain losses on these Contracts and transaction costs. Forward Contracts may be considered illiquid investments.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, Global Aggressive Bond Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. Similarly, Global Aggressive Bond Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second Contract entitling it to sell the same amount of the same currency on the maturity date of the first Contract. Global Aggressive Bond Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Contract and the offsetting Contract.

     The cost to Global Aggressive Bond Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase. Although Forward Contracts presently are not regulated by the CFTC, the CFTC, in the future, may assert authority to regulate Forward Contracts. In that event, Global Aggressive Bond Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

     Interest Rate and Currency Swaps. Global Aggressive Bond Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser, MFR and Global Aggressive Bond Fund believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Fund's borrowing restrictions. Global Aggressive Bond Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Sub-Adviser and MFR. If a counterparty defaults, Global Aggressive Bond Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

Risk Factors

     Emerging Countries. Global Aggressive Bond Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

     An investment in Global Aggressive Bond Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by Global Aggressive Bond Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by Global Aggressive Bond Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. Global Aggressive Bond Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     Religious and Ethnic Instability. Certain countries in which Global Aggressive Bond Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of Global Aggressive Bond Fund's investment in those countries.

     Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Global Aggressive Bond Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. Global Aggressive Bond Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by Global Aggressive Bond Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by Global Aggressive Bond Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-Adviser and MFR will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     Currency Fluctuations. Because Global Aggressive Bond Fund, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of Global Aggressive Bond Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although Global Aggressive Bond Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Global Aggressive Bond Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to Global Aggressive Bond Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S. and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of Global Aggressive Bond Fund are uninvested and no return is earned thereon. The inability of Global Aggressive Bond Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to Global Aggressive Bond Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-Adviser and MFR will consider such difficulties when determining the allocation of the Fund's assets, although the Sub-Adviser and MFR do not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

     Non-U.S. Withholding Taxes. Global Aggressive Bond Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing the Fund's income and gains.

Security Tax-Exempt Fund

     The investment objective of Tax-Exempt Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital. Tax-Exempt Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes under the Internal Revenue Code including the alternative minimum tax. There is no assurance that Tax-Exempt Fund's objective will be achieved. Although there is no present intention to do so, the Fund's investment objective may be changed by the board of directors without stockholder approval.

     The tax-exempt securities in which Tax-Exempt Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities. These securities are referred to as "municipal securities" and are described in more detail below.

     Tax-Exempt Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A,
BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Tax-Exempt Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20% of the Fund's total assets would be invested in such unrated municipal securities.

     With respect to rated securities, there is no percentage limitation on the amount of Tax-Exempt Fund's assets which may be invested in securities within any particular rating classification. A description of the ratings is contained in Appendix B to the Prospectus. Baa securities are considered "medium grade" obligations by Moody's, and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Baa securities are described by Moody's as obligations on which "interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's, "such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." The ratings of Moody's and S&P represent their respective opinions of the quality of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

     Although Tax-Exempt Fund invests primarily in municipal bonds with maturities greater than one year, it also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable, will be short-term municipal securities. (See "Municipal Securities," below.) Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive" position, investments in short-term municipal securities will represent less than 20% of the Fund's total assets.

     From time to time, on a temporary basis, Tax-Exempt Fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Tax-Exempt Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers. Tax-Exempt Fund may invest its assets in bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities.

     Tax-Exempt Fund may invest in repurchase agreements which are agreements by which a purchaser (e.g., Tax-Exempt Fund) acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Income earned by the Fund on repurchase agreements is not exempt from federal income tax even if the transaction involves municipal securities. Tax-Exempt Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are illiquid or not readily marketable, would exceed 10% of the net assets of the Fund. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

     Tax-Exempt Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     See Appendix B to the prospectus for a further description of Moody's and S&P ratings relating to municipal securities. As noted earlier, when Tax-Exempt Fund is in a temporary "defensive" position, there is no limit on its investments in short-term municipal securities and taxable securities.

Municipal Securities

     Municipal Bonds. Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds which pay tax-exempt interest are in most cases revenue bonds and do not generally carry the pledge of the full faith and credit of the issuer of such bonds. The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Tax-Exempt Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of an industrial user which has, including predecessors, less than three years' operational history.

     There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Tax-Exempt Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

     As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

     Tax-Exempt Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Tax-Exempt Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. (See "Investment Policy Limitations," page 24.) Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

     Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Tax-Exempt Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Tax-Exempt Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

     When-Issued Purchases. From time to time, in the ordinary course of business, Tax-Exempt Fund may purchase municipal securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. Securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal security on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the security in determining its net asset value. Tax-Exempt Fund will also establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other appropriate high grade liquid debt securities equal in value to commitments for such when-issued or delayed delivery securities. Tax-Exempt Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow, use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it would not normally expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

     Puts or Stand-by Commitments. Tax-Exempt Fund may purchase, from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which the Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. Tax-Exempt Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

     In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The
IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the Fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the Fund and gave the seller no rights in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Amounts paid by Tax-Exempt Fund for a put will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

     Short-Term Municipal Securities. Although Tax-Exempt Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from time to time for defensive purposes, a portion of its assets may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

     Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable-rate demand notes. Short-term municipal notes include tax anticipation notes (notes issued in anticipation of the receipt of tax funds), bond anticipation notes (notes issued in anticipation of receipt of the proceeds of bond placements), revenue anticipation notes (notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and project notes (obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. government). Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

     The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an arrangement under which the Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account.

Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of Tax-Exempt Fund.

     Tax-Exempt Fund may also invest in variable-rate demand notes. Variable-rate demand notes are tax-exempt obligations which are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. The yield on a variable rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that applicable to a master demand note). Variable-rate demand notes typically are callable by the issuer prior to maturity.

     Where short-term municipal securities are rated, the Tax-Exempt Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of AA or better by S&P or MIG 2 or better by Moody's; for municipal paper this includes A-2 or better by S&P or Prime-2 or better by Moody's. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated municipal securities. This limitation provides that not more than 20% of Tax-Exempt Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

     Tax-Exempt Fund also may engage to a limited extent in portfolio trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of a particular issue or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

Security Cash Fund

     The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. The Fund will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which Cash Fund may invest consist of the following:

     U.S. Government Securities. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

     Bank Obligations. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

     Corporate Obligations. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

     Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses.

     Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or,
(ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or,
(ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest as well as a description of the above mentioned ratings.

     Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

     Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's total assets will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

     Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

     Rule 144A Securities. Certain of the securities acquired by Cash Fund may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A was adopted by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") in 1990. It provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create some resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with Cash Fund's policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities.

     Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     Procedures have been adopted by Cash Fund's Board of Directors to govern the purchase and resale of Rule 144A Securities and the determination of the liquidity of Rule 144A Securities purchased by the Fund for purposes of compliance with Cash Fund's investment policies regarding illiquid securities.

     Variable Rate Instruments. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

     Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. The Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Fund investments in nongovernment obligations are subject to the ability of the issuer to satisfy its obligations.

     Cash Fund also intends to maintain a net asset value per share of $1.00, although there can be no assurance it will be able to do so. It is the Fund's policy to declare dividends on a daily basis of an amount equal to the net income plus or minus any realized capital gains or losses. (See "Dividends and Taxes," page 47.)

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     General Risk Factors. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

     Repurchase Agreements. Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the agregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

     Borrowing. Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and the Global Aggressive Bond Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. Limited Maturity Bond, Tax-Exempt and Cash Funds may each borrow up to 10%; Corporate Bond, U.S. Government and Global Aggressive Bond Funds may each borrow up to 5% of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operate within certain fundamental investment policy limitations. These limitations may not be changed for the Funds without approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that Fund.

Income Fund's Fundamental Policies

     The  fundamental   investment  policies  of  the  Income  Fund,  which  are
applicable to each of the Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds are:

 1. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment policy does not apply to Global Aggressive Bond Fund.

 2. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities or if all such persons together own more than 5% of such securities.

 3. Not to invest more than 5% of its assets in the securities of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities); provided, however, that for the Global Aggressive Bond Fund, this limitation applies only with respect to 75% of the value of its total assets.

 4. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer (other than securities of the U.S. Government, its agencies or instrumentalities).

 5. Not to invest in companies for the purpose of exercising control of management.

 6.  Not to act as underwriter of securities of other issuers.

 7. Not to invest in an amount equal to, or in excess of, 25% of its total assets in any particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 8. Not to purchase or sell real estate. (This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

 9. Not to buy or sell commodities or commodity contracts; provided, however, that the Funds may, to the extent appropriate under their investment programs, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts.

10. Not to make loans to other persons other than for the purchase of publicly distributed debt securities and U.S. Government obligations or by entry into repurchase agreements.

11. Not to invest its assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment policy does not apply to Global Aggressive Bond Fund.

12. Not to invest in limited partnerships or similar interests in oil, gas, mineral lease, mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

13. With respect to each of the Corporate Bond and U.S Government Funds, not to borrow money except for emergency purposes, and then not in excess of 5% of its total assets at the time the loan is made. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) With respect to the Limited Maturity Bond Fund, not to borrow money in excess of 10% of its total assets at the time the loan is made, and then only as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objectives and policies. With respect to Global Aggressive Bond Fund, not to borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made.

14. Not to purchase securities of any other investment company; provided, however that Limited Maturity Bond Fund may purchase securities of any investment company if in compliance with the Investment Company Act of 1940; and Global Aggressive Bond Fund may purchase securities of another investment company or investment trust, if purchased in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization.

15. With respect to each of the Corporate Bond and U.S. Government Funds, not to issue senior securities; provided, however, that Limited Maturity Bond Fund may issue senior securities if in compliance with the Investment Company Act of 1940; and Global Aggressive Bond Fund may issue senior securities (as defined in the 1940 Act) as follows: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations;
     (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

16. With respect to Corporate Bond and U.S. Government Funds, not to invest in restricted securities (restricted securities are securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition); provided, however that Limited Maturity Bond Fund may invest in restricted securities if those securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933; and Global Aggressive Bond Fund, may not invest more than 15% of its total assets in illiquid securities.

     The Global Aggressive Bond Fund will not purchase securities on margin except as provided below. The following investment policy of Global Aggressive Bond Fund is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval. Global Aggressive Bond Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     With respect to Fundamental Policy (1), the Global Aggressive Bond Fund has entered into an undertaking with the Arkansas Securities Department pursuant to which the Fund has agreed to limit the purchase of securities of issuers in operation for less than three years ("unseasoned issuers") to 5% of total Fund assets. The Fund may exceed the 5% limit if, in the future, the Arkansas Securities Department permits a larger percentage of assets to be invested in unseasoned issuers.

     The above limitations, other than those relating to borrowing, are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value of net assets will not result in violation of such limitations. The Fund interprets Fundamental Policy (8) to prohibit the purchase of real estate limited partnerships.

Tax-Exempt Fund's Fundamental Policies

     Tax-Exempt Fund's fundamental investment policies are:

 1. Not to invest more than 20% of its assets in securities which are not tax-exempt securities, except for temporary defensive purposes;

 2. Not to borrow money, except that borrowings from banks for temporary or emergency purposes may be made in an amount up to 10% of the Fund's total assets at the time the loan is made;

 3. Not to issue senior securities as defined in the Investment Company Act of 1940 except insofar as the Fund may be deemed to have issued senior securities by reason of borrowing money for temporary or emergency purposes or purchasing securities on a when-issued or delayed delivery basis;

 4. Not to purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short;

 5. Not to make loans, except that this does not prohibit the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or entry into a repurchase agreement;

 6. Not to engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in purchasing and selling portfolio securities;

 7. Not to invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 8. Not to invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

 9. Not to purchase securities of other investment companies, or acquire voting securities, except in connection with a merger, consolidation, acquisition or reorganization;

10. Not to invest more than 25% of its total assets in securities the issuers of which are in the same industry. For purposes of this limitation, the U.S. government, its agencies or instrumentalities, and state or municipal governments and their political subdivisions are not considered members of any industry;

11. Not to pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by fundamental investment policy number (2) above;

12. Not to write, purchase or sell put or call options or combinations thereof, except that it may purchase and hold puts or "stand-by commitments" relating to municipal securities, as described in this prospectus;

13. Not to invest in securities which are not readily marketable, securities the disposition of which is restricted under federal securities laws or repurchase agreements maturing in more than seven days (collectively "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

     For purposes of restrictions (8) and (10) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

     The above limitations are applicable at the time of investment, and later increases or decreases in percentages resulting from changes in value or net assets will not result in violation of such limitations.

Cash Fund's Fundamental Policies

     Cash Fund's fundamental investment policies are:

 1. Not to purchase any securities other than those referred to under "Security Cash Fund," page 21;

 2. Not to borrow money, except that the Fund may borrow for temporary purposes or to meet redemption requests which might otherwise require the untimely disposition of a security (not for leveraging) in amounts not exceeding 10% of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. It is intended that any such borrowing will be liquidated before additional portfolio securities are purchased;

 3. Not to pledge its assets or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction 2;

 4. Not to make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies or (b) by investment in repurchase agreements, subject to limitations described under "Security Cash Fund," page 21;

 5. Not to invest in the securities of an issuer if the officers and directors of the Fund or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities;

 6. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

 7. Not to purchase more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding debt securities of any issuer are considered one class.)

 8. Not to invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. (For purposes of this restriction, utilities will be divided according to their services; for example, gas, gas transmission, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to investment in bank obligations or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.)

 9. Not to purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities;

10. Not to invest more than 5% of the market or other fair value of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. (This restriction shall not apply to banks or any obligation of the United States Government, its agencies or instrumentalities.)

11. Not to engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

12.  Not to make short sales of securities;

13. Not to purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate;

14. Not to invest for the purpose of exercising control of management of another company;

15. Not to purchase oil, gas or other mineral leases, rights, or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

16. Not to purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

17.  Not to write, purchase or sell puts, calls, or combinations thereof;

18.  Not to purchase or sell commodities or commodity futures contracts;

19. Not to issue senior securities as defined in the Investment Company Act of 1940.

     In order to permit the sale of shares of Cash Fund in certain states, the Fund may make commitments more restrictive than the fundamental restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its stockholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

     Any investment restriction except restriction 2, which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by Cash Fund.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

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NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

JOHN D. CLELAND,* President and Director                        Senior Vice President and Director, Security Management
                                                                Company.

WILLIS A. ANTON, JR., Director                                  Partner, Classic Awning & Design.  Prior to October 1991, President,
3616 Yorkway                                                    Classic Awning & Design.  Prior to July 1989, Vice President,
Topeka, Kansas 66604                                            Kansas Canvas Products.

DONALD A. CHUBB, JR.,** Director                                President, Neon Tube Light Company, Inc.
605 SE 8th Street
Topeka, Kansas 66607

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991, Secretary
3616 Canterbury Town Road                                       and Director, Palmer Companies, Inc. (Wholesale Periodicals).
Topeka, Kansas 66610

MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                                  Senior Vice President and Chief Investment Officer, Security Benefit
                                                                Life Insurance Company, and President, Chief Investment Officer
                                                                and Director, Security Management Company.  Prior to April 1992,
                                                                Managing Director, Prudential Life.

HAROLD G. WORSWICK,** Director                                  Chairman of the Board, Emeritus, Wolfe's Camera Shops, Inc.  Prior
3101 Burlingame Road                                            to October 1991, Chairman of the Board, Wolfe's Camera Shops,
Topeka, Kansas 66611                                            Inc.

JAMES R. SCHMANK, Vice President and Treasurer                  Senior Vice President, Treasurer, Chief Fiscal Officer and Director,
                                                                Security Management Company; Vice President, Security Benefit
                                                                Group, Inc.  Prior to September 1988, Certified Public Accountant,
                                                                Arthur Young & Company, Kansas City, Missouri.

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                                       28

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NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

JANE A. TEDDER, Vice President                                  Vice President and Senior Portfolio Manager, Security Management
                                                                Company.

MARK E. YOUNG, Vice President                                   Vice President - Operations, Security Management Company.  Prior
                                                                to December 1987, Vice President of Audit, Security Benefit Group,
                                                                Inc.  Prior to June 1987, Certified Public Accountant, Touche Ross
                                                                and Co.

AMY J. LEE, Secretary                                           Associate Counsel, Security Benefit Group, Inc.  Prior to June 1987,
                                                                Staff Attorney, Security Benefit Group, Inc.

BRENDA M. LUTHI, Assistant Treasurer and Assistant Secretary    Assistant Vice President, Assistant Treasurer and Assistant
                                                                Secretary, Security Management Company.  Prior to August 1988,
                                                                Senior Accountant, Security Management Company.

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 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended.

**These directors serve on the Funds' audit committee,  the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company of the accounting functions for the Funds.
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     The officers of the Funds hold identical offices with each of the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund. The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager. See the table under "Investment Management," page 37, for positions held by such persons with the Investment Manager. Messrs. Cleland and Young and Ms. Lee hold identical offices for the Distributor (Security Distributors, Inc.) of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds. Mr. Schmank is Vice President of the Distributor and Ms. Luthi is Treasurer of the Distributor. Messrs. Cleland and Schmank are also directors of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each Fund an annual retainer of $1,042 and a fee of $100 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $100 per hour and reasonable travel costs for each meeting of the Funds' audit committee attended.

     The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1994, and the aggregate compensation paid to each of the directors during calendar year 1994 by all seven of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex"), are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

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                                                                  PENSION OR RETIREMENT
                                                                   BENEFITS ACCRUED AS                                  TOTAL
                            AGGREGATE COMPENSATION                PART OF FUND EXPENSES          ESTIMATED           COMPENSATION
                          -------------------------            ----------------------------        ANNUAL                FROM
NAME OF                                 TAX-                                TAX-                  BENEFITS        THE SECURITY FUND
DIRECTOR OF               INCOME       EXEMPT      CASH        INCOME      EXEMPT      CASH         UPON          COMPLEX, INCLUDING
THE FUND                   FUND         FUND       FUND         FUND        FUND       FUND      RETIREMENT           THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.      $1,431       $1,431     $1,431         $0          $0         $0           $0                $17,175
Donald A. Chubb, Jr.       1,081        1,081      1,081          0           0          0            0                 12,975
John D. Cleland                0            0          0          0           0          0            0                      0
Donald L. Hardesty         1,081        1,081      1,081          0           0          0            0                 12,975
Penny A. Lumpkin           1,476        1,442      1,455          0           0          0            0                 17,474
Mark L. Morris, Jr.        1,060        1,060      1,060          0           0          0            0                 12,725
Jeffrey B. Pantages            0            0          0          0           0          0            0                      0
Harold G. Worswick*            0            0          0          0           0          0            0                 17,422
John J. Schaff               350          350        350          0           0          0            0                  4,200
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*Each of the Security Income,  Tax-Exempt and Cash Funds have accrued deferred compensation in the amount of $1,431 for Mr. Worswick as of December 31, 1994.
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     On January 31, 1995, the Funds' officers and directors (as a group) beneficially owned 39,569, 0, 2,171, and 30,560 of Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, and Tax-Exempt Funds, respectively, which represented approximately .291%, 0%, .122% and 1.160% of the total outstanding Class A shares on that date. Cash Fund's officers and directors (as a group) beneficially owned 225,333 shares which represented approximately .432% of the total outstanding shares on January 31, 1995.

HOW TO PURCHASE SHARES

     As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds

     Security Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of the Investment Manager, is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds. Investors may purchase shares of these Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 36.) An application may be obtained from the Distributor.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Funds. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

Alternative Purchase Options

     Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds offer two classes of shares:

     Class A Shares - Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     Class B Shares - Back-End Load Option. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

Class A Shares

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds are offered at net asset value plus an initial sales charge as follows:

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                                                                  SALES CHARGE
                                             ------------------------------------------------------
                                                APPLICABLE                             PERCENTAGE
AMOUNT OF PURCHASE                             PERCENTAGE OF     PERCENTAGE OF NET     REALLOWABLE
AT OFFERING PRICE                             OFFERING PRICE      AMOUNT INVESTED      TO DEALERS
---------------------------------------------------------------------------------------------------

Less than $50,000........................         4.75%                4.99%              4.00%
$50,000 but less than $100,000...........         3.75                 3.90               3.00
$100,000 but less than $250,000..........         2.75                 2.83               2.20
$250,000 but less than $1,000,000........         1.75                 1.78               1.40
$1,000,000 or more.......................         None                 None            (See below)
---------------------------------------------------------------------------------------------------

     Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 34. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Tax-Exempt Fund and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

Security Income Fund's Class A Distribution Plan

     As discussed in the prospectus, each of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes these Funds to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of each Fund to finance various activities relating to the distribution of such shares of the Funds to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the board of directors of Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective on August 15, 1985, and was renewed by the directors of Income Fund on February 3, 1995, as to each of Corporate Bond and U.S. Government Funds. The Plan was adopted with respect to Limited Maturity Bond and Global Aggressive Bond Funds on October 21, 1994 and February 3, 1995, respectively. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the board of directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Funds.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Pantages (directors of the Fund), Messrs. Young and Schmank, Ms. Tedder, Ms. Lee and Ms. Luthi (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Funds and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

     Distribution fees paid by Class A stockholders of Corporate Bond and U.S. Government Funds to the Distributor under the Plan for the year ended December 31, 1994, totaled $272,586. (The Limited Maturity Bond and Global Aggressive Bond Funds did not begin operating until January 17, 1995 and June 1, 1995, respectively, and as a result, paid no distribution fees in 1994.) Approximately $160,239 of this amount was paid as a service fee to broker/dealers, $40,627 was spent on advertising, and $116,457 was spent on promotions. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning Corporate Bond and U.S. Government Funds. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

Class B Shares

     Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

     Year Since Purchase Payment Was Made     Contingent Deferred Sales Charge
     ------------------------------------     --------------------------------

                  First                                      5%
                  Second                                     4%
                  Third                                      3%
                  Fourth                                     3%
                  Fifth                                      2%
             Sixth and Following                             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower, or in the case of Tax-Exempt Fund, no distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

Class B Distribution Plan

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of Corporate Bond, U.S. Government and Tax-Exempt Funds on July 23, 1993 and was renewed on February 3, 1994. The Plan was adopted with respect to Limited Maturity Bond and Global Aggressive Bond Funds on October 21, 1994 and February 3, 1995, respectively. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Corporate Bond, U.S. Government and Tax-Exempt Funds to the Distributor under the Plan for the year ended December 31, 1994, totaled $30,407. (The Limited Maturity Bond and Global Aggressive Bond Funds did not begin operating until January 17, 1995 and June 1, 1995, respectively and as a result, paid no distribution fees in 1994.) The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

Calculation and Waiver of Contingent Deferred Sales Charges

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of shares of the Funds pursuant to a Systematic Withdrawal Program (refer to page 36 for details).

Arrangements With Broker/Dealers and Others

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) to sales seminars at luxury resorts within or without the United States. The Distributor may also provide financial assistance to dealers in connection with advertising. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $5,000,000 of such shares during that year. For aggregate sales in excess of $5,000,000 but less than $10,000,000 the marketing allowance will range from 0.15% to 0.60%. For sales of $10,000,000 or more, the allowance may range from 0.20% to 0.60%. For the calendar year ended December 31, 1994, Legend Equities Corporation and Financial Network Investment Corporation received marketing allowances in the amount of $29,383 and $2,991 respectively.

Cash Fund

     Cash fund offers a single class of shares which is offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   By Mail.

     (a)  A check or negotiable bank draft should be sent to:

                               Security Cash Fund
                                  P.O. Box 2548
                            Topeka, Kansas 6660l-2548

     (b)  Make check or draft payable to "Security Cash Fund."

     (c) For initial investment include a completed investment application found at the back of the prospectus.

2.   By Wire.

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b)  Wire federal funds to:

                                Bank IV of Topeka
                      Attention Security Distributors, Inc.
                              Topeka, Kansas 66603

          Include investor's name and the account number.

     (c) For initial investment, send a completed investment application to the Fund at the above address.

3. Through Broker/Dealers. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

     Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

ACCUMULATION PLAN

     Investors in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 34. A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

     Security  Management  Company  (the  "Investment  Manager"),  700  Harrison
Street, Topeka, Kansas, has served as investment adviser to Income Fund, Tax-Exempt Fund and Cash Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980. The current Investment Advisory Contracts for Income Fund, Tax-Exempt Fund and Cash Fund, respectively, are dated March 27, 1987, October 7, 1983 and June 23, 1980, and were renewed by the Funds' board of directors at a regular meeting held February 3, 1995. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund and SBL Fund. Security Benefit Group, Inc. ("SBG") owns all of the stock of the Investment Manager. SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with over $13 billion of insurance in force, is incorporated under the laws of Kansas.

     Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Tax-Exempt and Cash Funds exceed 1% of the Fund's average net assets for the year. The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.

     The most restrictive expense limitation currently imposed by state securities regulation, of which the Investment Manager is aware, provides that the aggregate annual expenses of an investment company shall not exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets of the investment company for any fiscal year, determined at least monthly. For this limitation, "aggregate annual expenses" include management fees, but exclude interest, taxes, brokerage commissions, extraordinary expenses (such as litigation) and distribution fees.

     The Investment Manager has retained Lexington Management Corporation (the "Sub-Adviser") to furnish certain advisory services to Global Aggressive Bond Fund pursuant to a Sub-Advisory Agreement, effective May 1, 1995. Pursuant to this agreement, the Sub-Adviser furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Aggressive Bond Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of Security Income Fund and the Investment Manager. For such services, the Investment Manager pays the Sub-Adviser an amount equal to .35% of the average net assets of Global Aggressive Bond Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

     The  Sub-Adviser  is  a  wholly-owned  subsidiary  of  Piedmont  Management
Company, Inc., a diversified financial services holding company which is organized as a Delaware corporation, the majority of the common stock of which is owned by descendents of Lunsford Richardson, Sr. and their spouses, trusts and other related entities. The Sub-Adviser was established in 1938 and currently manages over $3.8 billion in assets.

     The Sub-Adviser has entered into a sub-advisory agreement with MFR Advisors, Inc. ("MFR") to provide investment and economic research services to Global Aggressive Bond Fund, subject to the control and supervision of the Board of Directors of Security Income Fund. For such services, the Sub-Adviser pays MFR an amount equal to .15% of the average net assets of Global Aggressive Bond Fund, computed on a daily basis and payable monthly.

     MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez") which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services. Ramirez is the successor firm to Maria Ramirez Capital Consultants, Inc. ("MRCC"). MRCC was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation and offered in-depth economic consulting services to clients. MFR currently acts as sub-adviser to the Lexington Ramirez Global Income Fund and also serves as an institutional manager for private clients.

     For its services, the Investment Manager is entitled to receive compensation on an annual basis equal to .5% of the average daily closing value of the Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Fund's net assets and .75% of the average daily closing value of Global Aggressive Bond Fund's net assets, each computed on a daily basis and payable monthly. During the fiscal years ended December 31, 1994, 1993 and 1992, the Funds paid the following amounts to the Investment Manager for its services:
1994 - $560,388;  1993 - $638,559;  and 1992 - $501,895 for Income Fund;  1994 -
$146,469;  1993 - $156,664;  and 1992 - $127,395 for Tax-Exempt Fund; and 1994 -
$285,251;  1993 -  $238,198;  and 1992 - $239,197  for Cash Fund.  For the years ended December 31, 1994, 1993 and 1992, the Investment Manager agreed to limit the total expenses (including its compensation, but excluding interest, taxes and extraordinary expenses and Class B distribution fees) of Corporate Bond and U.S. Government Funds to 1.1% of the average daily net assets of the respective Funds. Accordingly, the Investment Manager reimbursed the U.S. Government Fund in the following amounts: 1994 - $11,684; 1993 - $10,364; and 1992 - $7,376; and
Corporate Bond Fund: 1994 - $4,276. For the years ended December 31, 1993 and 1992, expenses incurred by Cash Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Cash Fund in the following amounts: 1993 - $9,761; and 1992 - $15,578. For the year ended December 31, 1994, expenses incurred by Tax-Exempt Fund exceeded 1% of the average net assets and accordingly, the Investment Manager reimbursed Tax-Exempt Fund $1,505. Figures for Limited Maturity Bond and Global Aggressive Bond Funds are not available as these Funds did not begin operations until January 17, 1995 and June 1, 1995, respectively.

     Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

     The Investment Advisory Contracts between Security Management Company and Income Fund, Tax-Exempt Fund and Cash Fund, dated March 27, 1987, October 7, 1983 and June 23, 1980, respectively, expire on April 1, 1996, May 1, 1996 and June 1, 1996. The contracts are renewable annually by the Funds' board of directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

     Pursuant to Administrative Services Agreements with the Funds dated April 1, 1987, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of .09% of the average net assets of Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds and .045% of the average net assets of Cash and Global Aggressive Bond Funds, calculated daily and payable monthly. In addition, the Investment Manager receives, with respect to Global Aggressive Bond Fund, an annual fee equal to the greater of .10% of its average daily net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; or (iii) $60,000 thereafter. During the fiscal years ended December 31, 1994, 1993 and 1992, the Funds paid the following amounts for administrative services: 1994 - $100,870; 1993 - $114,940; and 1992 - $90,341 for Income Fund;
1994 - $26,364; 1993 - $28,199; and 1992 - $22,931 for Tax-Exempt Fund; and 1994
- $25,703; 1993 - $21,674; and 1992 - $21,493 for Cash Fund. Figures for Limited
Maturity Bond and Global Aggressive Bond Funds are not available as these Funds did not begin operations until January 17, 1995 and June 1, 1995, respectively.

     The Investment Manager has arranged for the Sub-Adviser to provide certain administrative services to the Global Aggressive Bond Fund, pursuant to a Sub-Administrative Agreement, dated September 10, 1993, as amended effective May 1, 1995. Pursuant to this agreement the Sub-Adviser provides certain accounting functions, the pricing function and related recordkeeping for Global Aggressive Bond Fund and certain other mutual funds for which the Investment Manager acts as fund administrator. For such services the Investment Manager pays the Sub-Adviser annual compensation which consists of an annual base fee of $9,000 per fund (or series of a fund) per contract year, plus the greater of (i) a minimum fee of $47,000 per fund (or series of a fund) per contract year or (ii) an amount equal to the following percentages of the aggregate average daily net assets of the funds/series:

     Average Daily Net Assets of the Combined Funds/Series     Compensation
     -----------------------------------------------------     ------------
     Less than $500 million...............................     .07%, plus
     $500 million but less than $1 billion................     .045%, plus
     $1 billion or more...................................     .025%

     Under the Administrative Services Agreements identified above, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 ($.50 for Cash Fund) per dividend transaction. During the fiscal years ended December 31, 1994, 1993, and 1992, the Funds paid the following amounts for transfer agency services: 1994 - $122,198; 1993 - $115,313; and 1992 - $90,728 for Income Fund; 1994 - $18,811; 1993 - $19,044;
and 1992 - $15,908 for Tax-Exempt  Fund;  and 1994 - $139,429;  1993 - $140,300;
and 1992 - $156,117 for Cash Fund. Such fees were not paid for Limited Maturity Bond and Global Aggressive Bond Funds as these Funds did not begin operations until January 17, 1995 and June 1, 1995.

     The total expenses of the Corporate Bond, U.S. Government, Tax-Exempt and Cash Funds for the fiscal year ended December 31, 1994 were $1,064,728; $102,912; $247,287; and $550,410; respectively. The expense ratio for fiscal year 1994 was 1.01% and 1.85%, respectively of the average net assets of Class A and B shares of the Corporate Bond Fund and 1.10% and 1.85%, respectively, of the average net assets of Class A and Class B shares of U.S. Government Fund. The expense ratio for the fiscal year was .82%, 2.00% and .96% respectively, of the average net assets of the Class A and Class B shares of Tax-Exempt Fund and Cash Fund. The expense figures quoted are net of expense reimbursements. For the period January 17, 1995 (date of inception) to June 30, 1995 and the period June 1, 1995 (date of inception) to September 30, 1995, the total expenses were .53% for Class A shares and 1.33% for Class B shares of Limited Maturity Bond Fund and 2.00% for Class A shares and 2.75% for Class B shares of Global Aggressive Bond Fund, respectively.

     The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:

-------------------------------------------------------------------------------------------------------------------------
NAME                    POSITIONS WITH THE FUNDS                        POSITIONS WITH SECURITY MANAGEMENT COMPANY
-------------------------------------------------------------------------------------------------------------------------

Jeffrey B. Pantages     Director                                        President, Chief Investment Officer and Director

John D. Cleland         President and Director                          Senior Vice President and Director

James R. Schmank        Vice President and Treasurer                    Senior Vice President, Treasurer,
                                                                        Chief Fiscal Officer and Director

Jane A. Tedder          Vice President                                  Vice President and Senior Portfolio Manager

Mark E. Young           Vice President                                  Vice President-Operations

Amy J. Lee              Secretary                                       Secretary

Brenda M. Luthi         Assistant Treasurer and Assistant Secretary     Assistant Vice President, Assistant Treasurer
                                                                        and Assistant Secretary
-------------------------------------------------------------------------------------------------------------------------

Portfolio Management

     Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Funds will be managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane

Tedder, Tom Swank, Steve Bowser and Elaine Miller. Jane A. Tedder, Vice President and Senior Portfolio Manager of the Investment Manager has day-to-day responsibility for managing Corporate Bond, Limited Maturity Bond, Tax-Exempt and Cash Funds. Steve Bowser, Assistant Vice President and Portfolio Manager of the Investment Manager, has day-to-day responsibility for managing U.S. Government Fund.

     Ms. Tedder has 20 years of experience in the investment field and has managed the Corporate Bond, Tax-Exempt and Cash Funds since 1983 and the Limited Maturity Bond Fund since its inception in 1995. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst. Her investment strategy is to manage portfolios to provide attractive long-term total return, the greatest part of which will be provided by a consistent income stream.

     Mr. Bowser joined the Investment Manager in 1992 and has managed the U.S. Government Fund since 1995. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

     Global Aggressive Bond Fund is managed by an investment management team of the Sub-Adviser and MFR. Denis P. Jamison and Maria Fiorini Ramirez are the lead managers.

     Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of the Sub-Adviser is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr.
Jamison has more than 20 years investment experience. Prior to joining the Sub-Adviser in 1981, Mr. Jamison had spent nine years at Arnold Bernhard &
Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/Economics from Pace University.

Code of Ethics

     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by one or more of the Funds; (b) is being purchased or sold by one or more of the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of the Investment Manager, serves as the principal underwriter for shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds pursuant to Distribution Agreements dated March 27, 1984, as amended, and October 7, 1983, respectively. The Distributor also acts as principal underwriter for the following investment companies: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Variflex Variable Annuity Account, Variflex LS Variable Annuity, the Parkstone Variable Annuity Account, The Parkstone Advantage Fund and Security Varilife Separate Account.

     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

     The Distributor received gross underwriting commissions on sales of Class A shares of $244,043, $506,142, and $689,621 for Income Fund and $64,008,
$148,622, and $121,107 for Tax-Exempt Fund and retained net underwriting commissions of $48,307, $92,668, and $125,834 for Income Fund and $13,009, $15,186, and $23,668 for Tax-Exempt Fund for the fiscal years ended December 31, 1994, 1993 and 1992, respectively.

     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

     Each Fund's Distribution Agreement is renewable annually either by the Funds' board of directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the

Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker/dealer.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO. No brokerage commissions were paid by the Funds for the years ended December 31, 1994, 1993 and 1992.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.

     Securities listed or traded on a national securities exchange are valued at the last sale price or, if there has been no sale that day, at the mean between bid and asked price. If a mean cannot be determined, then the securities are valued at the best available current bid price. All other securities, held by Corporate Bond, Limited Maturity Bond, U.S. Government and Global Aggressive Bond Funds, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

     U.S. Government Fund will generally value securities at market value, if available. If market value is not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at prices based on market quotations for securities of similar type, yield, quality and duration.

     Valuations furnished by the pricing service with respect to Tax-Exempt Fund's municipal securities are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are readily available are valued at the last reported sale price, or, if no sales are reported on that day, at the mean between the latest available bid and asked prices. Securities for which market quotations are not readily available (which are expected to constitute the majority of Tax-Exempt Fund's portfolio securities) are valued at the best available current bid price by the pricing service, considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service. Tax-Exempt Fund's taxable short-term securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

     Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

     During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The use of amortized cost and the maintenance of Cash Fund's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

     The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of Cash Fund instruments prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant net asset value per share of $1.00. See "Security Cash Fund," page 21, and "Dividends and Taxes," page 47. Since dividends from net investment income will be accrued daily and paid monthly, the net asset value per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

     U.S. Government Fund and Tax-Exempt Fund may use the amortized cost valuation technique utilized by Cash Fund for securities with maturities of 60 days or less. In addition, U.S. Government and Tax-Exempt Funds may use a similar procedure for securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

     The Funds will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager less any applicable deferred sales charge. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     Cash Fund offers redemption by check and Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds offer redemption by check on Class A shares only. Global Aggressive Bond Fund does not offer redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Such checks for Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds may be drawn payable to the order of any payee (not to cash) in any amount of $250, if the account value is $1,000 or more. Such checks for Cash Fund may be drawn in any amount of $100 or more. Checks of each of the Funds may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Fund shares fluctuates from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." Each new stockholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a stockholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future stockholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans, " page 54.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

     Tax-Exempt Fund's Articles of Incorporation provide that, in order to minimize expenses, the Fund may, pursuant to a resolution of the Board of Directors, adopt a procedure whereby it would redeem stockholder accounts in which there are fewer than 50 shares (or such lesser amount as the board determines) after having given the stockholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented only after six months' prior notice to all stockholders that the procedure will be put into effect. The Board of Directors has no present plan to implement an involuntary redemption procedure.

Telephone Redemptions

     Stockholders of the Funds may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 8:00 a.m. and 5:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 43.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor (which also acts as principal underwriter for Security Equity, Growth and Income and Ultra Funds), stockholders of the Funds may exchange their shares for shares of another of the Funds, Security Equity Fund, Security Growth and Income Fund or Security Ultra Fund (the "Security Funds"). Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another of the Security Funds or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

     Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective net asset values of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the stockholder were purchasing shares of the other Security Fund(s) for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging stockholder directly to the Distributor and the net asset value of the shares being exchanged will be reduced by a like amount.

     Stockholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.

     Exchanges may be accomplished by submitting a written request to the Investment Manager, 700 Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.

     An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 47.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

     Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the Security Funds, including charges and expenses, are contained in the current prospectus describing each Fund. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given any requesting stockholder by the Distributor.

     The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various funds are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

Exchange By Telephone

     To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 8:00 a.m. and 5:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test");
(ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds to pay dividends from net investment income monthly and to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge.

     Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the net asset value on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares. To the extent that Tax-Exempt Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, its dividends are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends do not qualify for the dividends-received deduction for corporations.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them, and designated by the Fund as a capital gain dividend whether received in cash or reinvested in additional shares, and regardless of the period of time such shares have been owned by the stockholder. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     Tax-Exempt Fund intends to qualify to pay "exempt-interest dividends" to its stockholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Tax-Exempt Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. Tax-Exempt Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

     To the extent that Tax-Exempt Fund's interest income is attributable to private activity bonds, dividends allocable to such income, while exempt from the regular federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. In addition, for corporate stockholders of Tax-Exempt Fund, exempt interest may comprise part or all of an adjustment to alternative minimum taxable income.

     Stockholders of the Funds who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from Tax-Exempt Fund, is used to calculate the portion of Social Security benefits that is taxed.

     Under the Internal Revenue Code, a stockholder may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by Tax-Exempt Fund are included in alternative minimum taxable income, corporate stockholders may be subject to the environmental tax.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuer. Neither the Investment Manager nor Tax-Exempt Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and Global Aggressive Bond Fund (the Series of Income Fund) will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

     A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     Options, Futures and Forward Contracts and Swap Agreements. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     Foreign Taxation. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Original Issue Discount. Debt securities purchased by a Fund (such as zero coupon bonds) may be treated for U.S. federal income tax purposes as having original issue discount. Original issue discount is treated as interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by a Fund, is treated for federal income tax purposes as income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by a Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Fund makes the election to include market discount currently).

     Other Taxes. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax adviser before purchasing Tax-Exempt Fund shares. (See "Municipal Securities," page 18.) Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of Income and Tax-Exempt Funds provide for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.

     Income Fund has authorized capital stock of 1,000,000,000 shares of $1.00 par value and currently issues its shares in four series, Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund and Global Aggressive Bond Fund, each of which has authority to issue 400,000,000 shares, 200,000,000 shares, 200,000,000 shares and 200,000,000 shares, respectively. The shares of each Series of Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Tax-Exempt and Cash Funds have not issued shares in any additional series at the present time. Tax-Exempt and Cash Funds have authorized capital stock of 1,000,000,000 shares and 5,000,000,000 shares, respectively, each of $0.10 par value.

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, Tax-Exempt and Cash Funds will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the Series of Income Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, Tax-Exempt Fund and Cash Fund. Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York, acts as custodian for the portfolio securities of Global Aggressive Bond Fund, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission. Security Management Company acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by a majority of the independent directors of each Fund to serve as the independent auditors of the Funds, and as such, the firm will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent yield for Tax-Exempt Fund and average annual total return and aggregate total return for Tax-Exempt and Income Funds.

     For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Cash Fund's current yield for the seven-day period ended December 31, 1994 was 4.72%.

     Cash Fund's effective (or compound) yield for the same period was 4.83%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield of the Fund may be obtained by calling the Fund.

     Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

     With respect to Income Fund and Tax-Exempt Fund, quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                     A-B
                          YIELD = 2((--- + 1)(6) - 1)
                                     CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     Tax-Exempt Fund's tax-equivalent yield, like yield, is based on a 30-day period and is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by one minus a stated income tax rate and adding the resulting figure to that portion of the Fund's yield, if any, that is not tax-exempt.

     For the 30-day period ended December 31, 1994, the yield for the Class A shares of the following Funds was 7.13% for the Corporate Bond Fund, 6.88% for the U.S. Government Fund, and 5.40% for Tax-Exempt Fund. For the same period, the tax equivalent yield for the Class A shares of Tax-Exempt Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 6.35% and 7.50%.

     For the 30-day period ended December 31, 1994, the yield for the Class B shares of the following Funds was 7.05% for the Corporate Bond Fund, 6.45% for the U.S. Government Fund, and 4.44% for Tax-Exempt Fund. For the same period, the tax equivalent yield for the Class B shares of Tax-Exempt Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 5.22% and 6.17%.

     Yield figures for the Limited Maturity Bond and Global Aggressive Bond Funds are not yet available as these Funds did not begin operations until January 17, 1995 and June 1, 1995, respectively.

     There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Income Fund or Tax-Exempt Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended December 31, 1994, the average annual total return for Class A shares of the Corporate Bond Fund was -12.63%, 6.03% and 8.20%, respectively. For the 1-year period ended December 31, 1994, the average total return for Class B shares of Corporate Bond Fund was -13.58%. For the period October 19, 1993 (date of inception) to December 31, 1994, the total return for Class B shares of the Corporate Bond Fund was -12.86%.

     For the 1- and 5-year periods ended December 31, 1994, and the period of August 15, 1985 (date of inception) to December 31, 1994, the average annual total return for Class A shares of the U.S. Government Fund was -11.02%, 5.48% and 7.13%, respectively. For the 1-year period ended December 31, 1994, the average total return for Class B shares of U.S. Government Fund was -12.04%. For the period October 19, 1993 (date of inception) to December 31, 1994, the average annual total return for Class B shares of the U.S. Government Fund was -11.09%.

     For the 1-, 5- and 10-year periods ended December 31, 1994, the average annual total return for Class A shares of Tax-Exempt Fund was -12.66%, 4.55% and 6.71%, respectively. For the 1-year period ended December 31, 1994, the average total return for Class B shares of Tax-Exempt Fund was -13.99%. For the period October 19, 1993 (date of inception) to December 31, 1994, the average annual total return for Class B shares of Tax-Exempt Fund was -11.63%.

     Average annual total return figures are not yet available for the Limited Maturity Bond and Global Aggressive Bond Funds as these Funds did not begin operations until January 17, 1995 and June 1, 1995, respectively.

     The aggregate total return for Income and Tax-Exempt Funds is calculated for any specified period of time pursuant to the following formula:

                                P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

     The aggregate total return on an investment made in Class A shares of the Corporate Bond Fund, the U.S. Government Fund and Tax-Exempt Fund calculated as described above for the period from December 31, 1978, for the Corporate Bond Fund, from August 15, 1985 for the U.S. Government Fund and from December 12, 1983 for Tax-Exempt Fund, through December 31, 1994 was 292.4%, 100.3% and 114.5%, respectively. These figures reflect deduction of the maximum initial sales load.

     The aggregate total return on an investment made in Class B shares of the Corporate Bond Fund, the U.S. Government Fund and Tax-Exempt Fund calculated as described above for the period October 19, 1993 through December 31, 1994 was -13.50%, -12.04% and -13.99%, respectively. These figures reflect deduction of the maximum contingent deferred sales charge.

     In addition, quotations of aggregate total return will also be calculated for several consecutive one-year periods expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Total return figures for the Limited Maturity Bond and Global Aggressive Bond Funds are not yet available as these Funds did not begin operations until January 17, 1995 and June 1, 1995, respectively.

     Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yield, tax-equivalent yield, average annual total return or aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

     Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Cash Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 50l(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Cash Fund shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     Security Management Company is available to act as custodian for the plans on a fee basis. For IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

     A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans. Because Tax-Exempt Fund's investment objective is to obtain a high level of interest income exempt from federal taxes, Tax-Exempt Fund is not an appropriate investment for retirement plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Cash Fund, or in other Funds in the Security Group. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100 plus $15 to cover the fees for opening and maintaining the account for the first year.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $2,250; the taxpayers may choose how to allocate the $2,250 between the accounts, as long as no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

PENSION AND PROFIT-SHARING PLANS

     Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(b) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Cash Fund or other Funds in the Security Group in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPs)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of the Funds, which are contained in the Funds' Annual Report dated December 31, 1994, the unaudited Semiannual Report dated June 30, 1995, the unaudited financial statements for Limited Maturity Bond Fund for the period January 17, 1995 (date of inception) to June 30, 1995, and the unaudited financial statements for Global Aggressive Bond Fund for the period June 1, 1995 (date of inception) to September 30, 1995, are incorporated herein by reference. A copy of the Annual Report, Semiannual Report, and the unaudited financial statements for Limited Maturity Bond and Global Aggressive Bond Funds is provided to every person requesting the Statement of Additional Information.

TAX-EXEMPT VS. TAXABLE INCOME

     The following table shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields using the 1995 tax rates contained in the Internal Revenue Code as modified by the Tax Reform Act of 1986. Beginning in 1989, federal income brackets will be indexed each year to reflect changes in the Consumer Price Index. The table illustrates what you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket. Locate your income (after deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable yield you would need to match a given tax-free yield. There is, of course, no assurance that an investment in Tax-Exempt Fund will result in the realization of any particular return.

----------------------------------------------------------------------------------------------------------------------------------
                                                     Your
                                                    income
                                                      tax
               If your taxable income is:           bracket                         And a tax-free yield of:
           Joint Return         Single Return         is:       5%      6%      7%       8%       9%       10%      11%      12%
----------------------------------------------------------------------------------------------------------------------------------

1995
              0  -  39,000          0  -  23,350     15.0%     5.88    7.06     8.24     9.41    10.59    11.76    12.94    14.12
         39,000  -  94,250     23,350  -  56,550     28.0      6.94    8.33     9.72    11.11    12.50    13.89    15.28    16.67
         94,250  - 143,600     56,550  - 117,950     31.0      7.25    8.70    10.14    11.59    13.04    14.49    15.94    17.39
        143,600  - 256,500    117,950  - 256,500     36.0      7.81    9.38    10.94    12.50    14.06    15.63    17.19    18.75
        256,500 and over      256,500 and over       39.6      8.28    9.93    11.59    13.25    14.90    16.56    18.21    19.87
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                                   APPENDIX A

CLASS A SHARES OF CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, GLOBAL AGGRESSIVE BOND AND TAX-EXEMPT FUNDS

Reduced Sales Charges

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds alone or in combination with Class A shares of other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

Rights of Accumulation

     To reduce  sales  charges on  purchases  of  Corporate  Bond Fund,  Limited
Maturity Bond Fund, U.S. Government Fund, Global Aggressive Bond Fund or Tax-Exempt Fund, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Fund for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, Global Aggressive Bond Fund, Tax-Exempt Fund, Security Growth and Income, Security Ultra Fund, or Security Equity Fund in those states where shares of the Funds being purchased are qualified for sale.

Statement of Intention

     A Purchaser in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond or Tax-Exempt Funds may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, Global Aggressive Bond Fund, Tax-Exempt Fund, Security Equity Fund, Security Growth and Income Fund, or Security Ultra Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from the Investment Manager.

Reinstatement Privilege

     Stockholders who redeem their Class A shares of Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, Global Aggressive Bond Fund or Tax-Exempt Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Fund without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Equity Fund, Security Ultra Fund, or Security Growth and Income Fund up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.